                                                                   Exhibit 10.19


                               BASIC LEASE INFORMATION


LEASE DATE:   October 14, 1997

TENANT AND ITS ADDRESS: Prior to the Term Commencement Date:

                        LEINER HEALTH PRODUCTS INC.
                        Real Estate Department
                        587 Greenway Industrial Drive
                        Fort Mill, South Carolina 29715
                        Attention: Bob Chichester
                        Fax No.: 704-583-3170
                        After the Term Commencement Date:

                        LEINER HEALTH PRODUCTS INC.
                        Real Estate Department
                        Fort Mill, South Carolina 29715
                        Attention: Bob Chichester
                        Fax No.: [To be supplied by Tenant]

   WITH A COPY TO:      LEINER HEALTH PRODUCTS INC.
                        Real Estate Department
                        901 E. 233rd Street
                        Carson, California 90745
                        Attention: Giffen Ott, Senior Vice President of
                                   Operations
                        Fax No.: 310-952-7766

   AND TO: Allen, Matkins, Leck, Gamble & Mallory, LLP 88 Kearny Street, Suite 1850
                        San Francisco, California 94108
                        Attention: Richard C. Mallory, Esq.
                        Fax No.: 415/837-1516

LANDLORD AND ITS
ADDRESS:                MIT UNSECURED, L.P.
                        455 Market Street
                        17th Floor
                        San Francisco, California 94105
                        Attention:  Robert A. Dobbin, Esq.
                        Fax No.: 415/284-2840

   WITH A COPY TO:      MIT UNSECURED, L.P.
                        1445 Ross Avenue, 49th Floor
                        Dallas, Texas 75202
                        Attention: Timothy B. Keith
                        Fax No.: 214/855-6792

LAND: Approximately 27.101 acre tract of land in the Park in York County, South Carolina, as more particularly described in EXHIBIT A attached hereto and incorporated herein, together with

                        Landlord's rights under the EASEMENTS (herein so called) described on such EXHIBIT A

PROJECT: The Land, the Building and all other improvements, if any, located on the Land including, without limitation, all parking areas, driveways and sidewalks thereon

BUILDING:               A building containing approximately 558,900 square feet
                        of space and all other improvements contained therein

PARK:                   Lakemont Business Park in York County, South Carolina

CORE USE:               Manufacture and distribution of Consumer Goods;
                        unloading and loading of shipping containers for Consumer Goods; warehousing of Consumer Goods; order fulfillment for specific Consumer Goods requirements/orders; preparation of Consumer Goods for shipment; special labeling of Consumer Goods;
                        palletizing Consumer Goods for shipment; quality control/inspection of incoming Consumer Goods; rework of finished Consumer Goods; light manufacturing and assembly operations for Consumer Goods; and maintenance of support equipment and supporting office distribution activities and parking therefor. Notwithstanding the foregoing, the Core Use shall not in any event include any activities or use (i) in violation of Governmental
                        Requirements, the Rules and Regulations, or the CCR's, or (ii) which adversely affects the structure, building systems or value of the Project

CONSUMER GOODS:         Pharmaceuticals, dietary and nutritional supplements,
                        health and beauty aids, and cosmetics

PERMITTED USE:          General warehouse, storage, packaging, distribution,
                        assembly and any Other Approved Use, and related office uses and parking therefor (and including, in any event, the Core Use). Notwithstanding the foregoing, the Permitted Use shall not in any event include any activities or use (i) in violation of Governmental
                        Requirements, the Rules and Regulations or the CCR's,
                        (ii) which adversely affects the structure, building systems or value of the Project, or (iii) which involves the use of any Hazardous Materials on the Project, except the use and storage for Tenant's own use of ordinary and customary materials reasonably required to be used in the normal course of such Permitted Use, so long as such use and storage is in compliance with all Governmental Requirements and does not expose the Project or any neighboring property to any material risk of contamination or damage or expose
                        Landlord to any liability therefor.

OTHER APPROVED USE:     With respect to any Tenant (and which shall not be
                        binding with respect to any successor, assignee or subtenant of such Tenant), any use approved in writing by Landlord (which approval may be withheld by Landlord in its sole and absolute discretion)

CCR'S: Declaration of Restrictions dated April 1, 1975, filed of record in Deed Book 510, Page 54 of the records of York County, South Carolina; as amended by the Agreement dated July 13, 1977, filed of record in Deed Book 552, Page 596 of the records of York County, South Carolina, Amendment to and Restatement of Declaration of Restrictive Covenants for Lakemont Business Park dated July 31, 1990, filed of record in Deed Book 107, Page 220 in the records of York County, South Carolina, Supplemental Declarations to Restrictive Covenants for Lakemont Business Park dated on or about the Term Commencement Date, recorded with the Office of the Clerk of Court or the Register of Deeds, as applicable, for York County, South Carolina, and as such Declaration may from time to time be further amended, supplemented or restated

TERM COMMENCEMENT DATE: __________________________

INITIAL TERM:           Fifteen (15) years

EXTENSION TERMS:        Two (2) five (5) year options

RENT:

    BASE RENT:          Scheduled Base Rent PLUS Amortized Improvement
                        Repayment

         SCHEDULED
         BASE RENT:     142,520 per month, in months 1 through 60
                        $156,770 per month, in months 61 through 120
                        $172,450 per month, in months 121 through 180

         AMORTIZED
         IMPROVEMENT
         REPAYMENT:     $49,857 per month

SECURITY DEPOSIT:       $192,377 Cash Security Deposit, PLUS
                        $1,154,262 Second Letter of Credit, PLUS
                        $4,825,000 First Letter of Credit, all as described in
                        ARTICLE 11

RIGHT OF FIRST OFFER:   Article 17

EXPANSION RIGHTS:       Article 18


                         THIS AGREEMENT IS SUBJECT TO BINDING
             ARBITRATION PURSUANT TO S. C. CODE Section 15-48-10 ET SEQ.,
                            AS AMENDED FROM TIME TO TIME.

The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.

                              SCHEDULE OF DEFINED TERMS


Action                            -    Section 3.4(f)
Adjacent Land                     -    Section 18.1
Amortized Improvement Repayment   -    Basic Lease Information
Approved Sublease                 -    Section 12.1
Bankruptcy Event                  -    Section 16.6
Base Rent                         -    Basic Lease Information
Brokers                           -    Section 21.19
Building                          -    Basic Lease Information
Capital Costs                     -    Section 5.1(h)
Cash Security Deposit             -    Article 11
CCR's                             -    Basic Lease Information
Code                              -    Section 12.6
Consumer Goods                    -    Basic Lease Information
County                            -    Section 20.1
Crescent                          -    Article 1
Debtor                            -    Section 16.6(a)
Demolition Memo                   -    Section 8.1(b)
Easements                         -    Basic Lease Information
Environmental Laws                -    Section 3.4(b)
Environmental Requirements        -    Section 3.4(e)
Environmental Taxes               -    Section 3.4(j)
Event of Default                  -    Section 16.1
Expansion Amendment               -    Section 18.4
Expansion Lease                   -    Section 18.4
Expansion Option Period           -    Section 18.1
Expansion Project                 -    Section 18.1
Expansion Proposal                -    Section 18.2
Expansion Right                   -    Section 18.1
Extension Terms                   -    Basic Lease Information
FDA                               -    Section 3.4(i)(ii)
FDA Requirements                  -    Section 3.4(i)(ii)
Fee-in-Lieu Transaction           -    Article 20
First Letter of Credit            -    Section 11.1(b)
Governmental Authorities          -    Section 3.4(a)
Governmental Requirements         -    Section 3.3
Hazardous Materials               -    Section 3.4(a)
Hazardous Materials Report        -    Section 3.4(e)
Hazardous Use                     -    Section 3.4(e)
Initial Base Rent                 -    Section 18.4(a)
Initial Term                      -    Basic Lease Information
Land                              -    Basic Lease Information
Landlord                          -    Introduction and Basic Lease Information
Landlord Acceptance               -    Section 18.3
Landlord Decision Notice          -    Article 18

Landlord Encumbrance              -    Article 17
Landlord Indemnified Parties      -    Section 3.6
Landlord Rejection                -    Section 18.3

Lease                             -    Introduction
Lease Date                        -    Basic Lease Information
Letters of Credit                 -    Article 11
Losses                            -    Section 3.6
Material Adverse Change           -    Section 11.5
Material Default                  -    Section 2.1(b)
Material Event of Default         -    Section 2.1(b)
Material Potential Default        -    Section 2.1(b)
Non-Significant Alterations       -    Section 8.1
Offer Right                       -    Article 17
Option                            -    Section 18.1
Option Agreement                  -    Section 18.1
Other Approved Use                -    Basic Lease Information
Park                              -    Basic Lease Information
Permitted Use                     -    Basic Lease Information
Potential Default                 -    Section 2.1(b)
Project                           -    Basic Lease Information
Reimbursable Costs                -    Section 16.2(b)(ii)
Release                           -    Section 3.4(d)
Removal Payment                   -    Section 8.1(b)
Rent                              -    Basic Lease Information
Report                            -    Section 3.4(f)
Rules and Regulations             -    Section 3.1
Scheduled Base Rent               -    Basic Lease Information
Second Letter of Credit           -    Section 11.1(c)
Secured Agreements                -    Section 11.1
Security Deposit                  -    Basic Lease Information
Selling Notice                    -    Article 17
Stepped Base Rent                 -    Section 18.4(a)
Subject Alterations               -    Section 8.1(b)
Taxes                             -    Section 5.5
Tenant                            -    Introduction and Basic Lease Information
Tenant Decision Notice            -    Section 18.3(a)
Tenant Expansion Notice           -    Section 18.2
Tenant Offer Notice               -    Article 17
Tenant's Parties                  -    Section 3.4(f)
Tenant's Renewal Notice           -    Section 2.1(b)
Ten-Year Mortgage Money Rate      -    Section 18.4(a)
Term                              -    Section 2.1(d)
Term Commencement Date            -    Basic Lease Information
Total Expansion Costs             -    Section 18.4(a)

                                  TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1:  PROJECT..........................................................1

ARTICLE 2:  TERM, POSSESSION AND LEASE COMMENCEMENT..........................1
    2.1  Term Commencement Date..............................................1
         (a)  Initial Term...................................................1
         (b)  Extension Option...............................................1
         (c)  Determination of Fair Market Rental............................2
         (d)  Term...........................................................3
    2.2  Acceptance of the Project...........................................3

ARTICLE 3:  USE..............................................................3
    3.1  Permitted Use.......................................................3
    3.2  Objectionable Actions...............................................3
    3.3  Compliance with Law.................................................4
    3.4  Hazardous Materials.................................................4
         (a)  Hazardous Materials Defined....................................4
         (b)  Environmental Laws Defined.....................................4
         (c)  Environmental Requirements Defined.............................5
         (d)  Release Defined................................................5
         (e)  Hazardous Materials Reports....................................5
         (f)  Use of Hazardous Materials.....................................5
         (g)  Hazardous Materials Report; When Required......................6
         (h)  Hazardous Materials Report; Contents...........................6
         (i)  Release of Hazardous Materials:  Notification and Cleanup......7
         (j)  Inspection and Testing by Landlord.............................8
         (k)  Environmental Taxes............................................8
    3.5  Compliance with Rules...............................................8
    3.6  Indemnity Regarding Specified Issues................................8

ARTICLE 4:  RENT.............................................................9
    4.1  Payment.............................................................9
    4.2  Late Payments.......................................................9
         (a)  Quarterly Payments in Advance..................................9
         (b)  Late Charge....................................................9
    4.3  Amortized Improvement Repayment....................................10
    4.4  Adjustment of Base Rent............................................10

ARTICLE 5: PAYMENT OF COSTS AND EXPENSES....................................10
    5.1  Payment of Taxes...................................................10
    5.2  [Intentionally Deleted]............................................10
    5.3  [Intentionally Deleted]............................................10
    5.4  [Intentionally Deleted]............................................10
    5.5  Direct Payment of Taxes............................................11
    5.6  Direct Payment of Other Costs......................................11
    5.7  Net Lease..........................................................11

    5.8  [Intentionally Deleted]............................................11
    5.9  [Intentionally Deleted]............................................11
    5.10 Tenant's Personal Property Taxes...................................11

ARTICLE 6:  INSURANCE AND INDEMNIFICATION...................................12
    6.1  Property Insurance.................................................12
    6.2  Liability and Special Form Insurance...............................12
    6.3  Indemnification....................................................13
    6.4  Waiver of Subrogation..............................................13

ARTICLE 7:  REPAIRS, SERVICES & MAINTENANCE.................................14
    7.1  Tenant's Obligations...............................................14
    7.2  Landlord's Option..................................................15
    7.3  Government Assistance..............................................15
    7.4  Utilities..........................................................15
    7.5  Liens..............................................................16

ARTICLE 8:  ALTERATIONS AND SIGNS...........................................16
    8.1  Alterations........................................................16
         (a)  Performance...................................................17
         (b)  Removal.......................................................17
         (c)  Costs.........................................................18
         (d)  Plans.........................................................18
    8.2  Signs..............................................................18

ARTICLE 9:  INSPECTION AND NOTICES..........................................18
    9.1  Inspection.........................................................18

ARTICLE 10:  LENDER AND FINANCING PROVISIONS................................19
    10.1 Subordination......................................................19
    10.2 Financial Statements...............................................19
    10.3 Estoppel Certificates..............................................19

ARTICLE 11:  SECURITY DEPOSIT...............................................20
    11.1 Deposit of Cash and Letters of Credit..............................20
    11.2 Special Provisions Regarding Letters of Credit.....................20
    11.3 Rights Upon Default................................................21
    11.4 Reduction of First Letter of Credit................................21
    11.5 Return of Second Letter of Credit..................................21
    11.6 Obligation to Maintain the First Letter of Credit..................22

ARTICLE 12:  ASSIGNMENT AND SUBLETTING......................................22
    12.1 Consent Required...................................................22
    12.2 Bonus Rent.........................................................23
    12.3 Market Rent........................................................23
    12.4 Other Transfers....................................................23
    12.5 No Release.........................................................24
    12.6 Effect of Assignment or Sublease...................................24

ARTICLE 13:  CONDEMNATION...................................................24

    13.1 Substantial Taking.................................................24
    13.2 Partial Taking.....................................................24
    13.3 Award..............................................................24
    13.4 Payment of Amortized Improvement Repayment.........................24

ARTICLE 14:  CASUALTY DAMAGE................................................25
    14.1 Casualty...........................................................25
    14.2 Minor Damage.......................................................25
    14.3 Partial Damage.....................................................26
    14.4 Major Damage.......................................................26
    14.5 Lender Requirements................................................26
    14.6 Uninsured Loss.....................................................26
    14.7 End of Term........................................................26
    14.8 Amortized Improvement Repayment....................................27
    14.9 Repair Costs.......................................................27
    14.10 Tenant's Option to Avoid Termination..............................27

ARTICLE 15:  HOLDING OVER...................................................27

ARTICLE 16:  DEFAULT........................................................28
    16.1 Events of Default..................................................28
         (a)  Abandonment...................................................28
         (b)  Nonpayment of Rent............................................29
         (c)  Other Obligations.............................................29
         (d)  General Assignment............................................29
         (e)  Receivership..................................................29
         (f)  Attachment....................................................29
         (g)  Letters of Credit - Issuer....................................29
         (h)  Letter of Credit..............................................29
    16.2 Rights and Remedies Upon Default...................................29
         (a)  Remedies Upon Default.........................................29
         (b)  Tenant Payments...............................................30
         (c)  Payments......................................................30
         (d)  Measure of Certain Damages....................................31
         (e)  Payment of Amortized Improvement Repayment....................31
         (f)  No Election of Remedies.......................................31
         (g)  Lien For Rent.................................................31
    16.3 [Intentionally Deleted]............................................32
    16.4 Interest...........................................................32
    16.5 Remedies Cumulative................................................32
    16.6 Bankruptcy.........................................................32
    16.7 Sublessees of Tenant...............................................33
    16.8 Waiver of Default..................................................33

ARTICLE 17:  RIGHT OF FIRST OFFER...........................................33

ARTICLE 18:  EXPANSION......................................................34
    18.1 Tenant's Expansion Right...........................................34
    18.2 Exercise of Tenant's Expansion Right...............................34
    18.3 Landlord's Response to Tenant Expansion Notice.....................35

    18.4 Expansion Amendment................................................35
    18.5 Sale to Tenant.....................................................36
    18.6 Tenant's Additional Rights With Respect to the Adjacent Land.......37
    18.7 Indemnity..........................................................37
    18.8 Assignment by Tenant...............................................37

ARTICLE 19:  TRANSFERS BY LANDLORD..........................................37


ARTICLE 20:  FEE-IN-LIEU TRANSACTION........................................38
    20.1 Fee-In-Lieu Transaction............................................38
    20.2 Conditions of Conveyance to County.................................38
    20.3 Indemnity for Fee-In-Lieu Transactions.............................39
    20.4 Landlord's Right to Repurchase.....................................39

ARTICLE 21:  MISCELLANEOUS..................................................39
    21.1 Limitation.........................................................39
    21.2 Quiet Enjoyment....................................................39
    21.3 Waiver.............................................................40
    21.4 Notices............................................................40
    21.5 Attorneys' Fees....................................................40
    21.6 Successors and Assigns.............................................40
    21.7 Force Majeure......................................................41
    21.8 Reference..........................................................41
    21.9 Time of the Essence................................................41
    21.10 Governing Law.....................................................41
    21.11 Integration.......................................................41
    21.12 Modifications.....................................................41
    21.13 Severability......................................................41
    21.14 Counterparts......................................................41
    21.15 Waiver of Certain Damages.........................................41
    21.16 Days..............................................................41
    21.17 Lease Effective Date..............................................41
    21.18 Memorandum of Lease...............................................41
    21.19 Captions..........................................................42
    21.20 Joint and Several.................................................42
    21.21 Submission of Lease...............................................42
    21.22 Brokers...........................................................42
    21.23 Confidentiality...................................................42
    21.24 Alternate Dispute Regulation......................................42

EXHIBITS:     A - Legal Description of the Land
              B - General Outline of the Building and Project
              C - Legal Description of the Adjacent Land
              D - Rules and Regulations
              E - Form of Tenant's Estoppel Certificate
              F - Form of Memorandum of Lease
              G - [Intentionally Deleted]
              H - Special Improvements Amortization Schedule
              I - Non-Office Mezzanines

                                      NET LEASE

    THIS NET LEASE (this "LEASE") is made as of October 14, 1997, by and between MIT UNSECURED, L.P., a California limited partnership, a Maryland corporation ("LANDLORD") and LEINER HEALTH PRODUCTS INC., a Delaware corporation ("TENANT").

                                 ARTICLE 1:  PROJECT
                                 -------------------

    Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereafter set forth, the Project. The approximate size and location of the Building and Project are highlighted on EXHIBIT B (subject, however, to the expansion rights described in ARTICLE 18 hereof). Landlord hereby assigns to Tenant, without recourse, representation or warranty, but only to the extent assignable, for the Lease Term and on a non-exclusive basis with Landlord, all warranties and guaranties acquired by Landlord from Crescent Resources, Inc. ("CRESCENT") in connection with Landlord's acquisition of the Project, for repair of the Project during the Lease Term, and all rights of Landlord under the CCR's to use the driveways, roads, parking areas and other common facilities furnished for the common use of all other owners and tenants within the Park.

                 ARTICLE 2:  TERM, POSSESSION AND LEASE COMMENCEMENT
                 ---------------------------------------------------

    2.1  TERM COMMENCEMENT DATE.

         (a) INITIAL TERM. The Initial Term of this Lease shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Initial Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of a calendar month, the Term shall be the number of months of the Initial Term in addition to the remainder of the calendar month following the Term Commencement Date and the first month shall include the remainder of the calendar month in which the Commencement Date occurs plus the first full calendar month thereafter.

         (b) EXTENSION OPTIONS. So long as (i) this Lease is in full force and effect, (ii) no Material Event of Default has occurred hereunder and remains uncured, and (iii) Tenant has not assigned any of its rights hereunder, Tenant shall have the right and option to extend the Initial Term of this Lease for the Extension Terms. Each such extension of the Initial Term shall be on the same terms, covenants and conditions as provided for in this Lease for the Initial Term, except that the Scheduled Base Rent during each Extension Term shall be at the Fair Market Rental then in effect, and Tenant shall pay no Amortized Improvement Repayment for any Extension Term. Notice of Tenant's intention to exercise this option must be given to Landlord in writing not less than fifteen (15) months prior to the expiration of the Initial Term or the immediately preceding Extension Term, as applicable, of this Lease, and shall


                         THIS AGREEMENT IS SUBJECT TO BINDING
             ARBITRATION PURSUANT TO S. C. CODE Section 15-48-10 ET SEQ.,
                            AS AMENDED FROM TIME TO TIME.

include Tenant's determination of Fair Market Rental as of such date (such Tenant notice to be referred to herein as "TENANT'S RENEWAL NOTICE"). Once given with respect to any Extension Term, Tenant's Renewal Notice shall be irrevocable and binding on Tenant, except that Fair Market Rental shall be determined as provided herein. In the event the Tenant fails to deliver Tenant's Renewal Notice within the time period set forth above, Tenant's right to so extend the Term hereof for such Extension Term and each succeeding Extension Term shall expire and be of no further force and effect.

For purposes of this Lease, (i) the term "MATERIAL EVENT OF DEFAULT" means any Event of Default which involves the nonpayment of money or which, in Landlord's reasonable judgment, threatens or impairs the safety, security, structural integrity, operating systems or value of the Building, (ii) the term "MATERIAL POTENTIAL DEFAULT" means any Potential Default which involves the nonpayment of money or which, in Landlord's reasonable judgment, threatens or impairs the safety, security, structural integrity, operating systems or value of the Operating Project, (iii) "MATERIAL DEFAULT" means any Material Event of Default or Material Potential Default, and (iv) "POTENTIAL DEFAULT" means an event with respect to which a cure period under SECTION 16.1 has commenced and such event remains uncured.

         (c) DETERMINATION OF FAIR MARKET RENTAL. For purposes hereof, the term "FAIR MARKET RENTAL" means, for any Extension Term, the rental then in effect for comparable space (which shall mean industrial buildings comparable in size, age and quality of construction in the "Charlotte-Rock Hill Metropolitan Statistical Area") between arm's length parties and without contribution by Landlord for additional alterations or finishout. Within ten (10) business days following Landlord's receipt of Tenant's Renewal Notice, Landlord shall notify Tenant of its agreement or disagreement with Tenant's determination of the Fair Market Rental as set forth in Tenant's Renewal Notice. If Landlord disagrees with Tenant's determination of Fair Market Rental, Landlord and Tenant shall negotiate in good faith to resolve the dispute prior to the date which is fourteen (14) months prior to the expiration of the then existing Initial Term or Extension Term, as applicable. If Landlord and Tenant are unable to resolve the dispute by the date which is fourteen (14) months prior to the end of the then-current Initial Term or Extension Term, as applicable, Landlord and Tenant shall submit the determination of Fair Market Rental to arbitration, and Landlord and Tenant shall each appoint one (1) arbitrator who shall be an MAI appraiser who shall have been active over the three (3) year period ending on the date of such appointment in the leasing of industrial properties in the "Charlotte-Rock Hill Metropolitan Statistical Area" (a "QUALIFIED APPRAISER"), and such Qualified Appraisers shall appoint a third MAI appraiser meeting the foregoing criteria (the "THIRD APPRAISER"). If either Landlord or Tenant fails to appoint its Qualified Appraiser by such date, the other party hereto shall be authorized to appoint the Qualified Appraiser for such party. Each of the two
(2) Qualified Appraisers shall separately determine whether Landlord's or Tenant's submitted Fair Market Rental is the closest to such appraiser's judgment as to the actual Fair Market Rental consistent with the requirements of this SECTION 2.1(c) on or before the date thirteen (13) months prior to the expiration of the then current Initial Term or Renewal Term, as applicable. If the determination of the Qualified Appraisers is the same, such determination shall, subject to the last sentence of this Section 2.1(c), constitute Fair Market Rental under this Lease. If the determination of Fair Market Rental by the two (2) Qualified Appraisers differs, the Third Appraiser shall choose whether the Fair Market Rental submitted by Landlord or by Tenant is the proper determination of Fair Market Rental, which determination shall, subject to the last sentence of this SECTION 2.1(c), constitute Fair Market Rental under this Lease. The cost of such determinations by the Qualified Appraisers and the Third Appraiser shall be paid by the party whose submitted Fair Market Rental was not selected. Notwithstanding the foregoing, Fair Market Rental for any Extension Term shall not in any event be less than Scheduled Base Rent for the immediately preceding Initial Term or Extension Term, as applicable.

         (d) TERM. The "TERM" (herein so called) shall refer to the Initial Term and, if all conditions thereto as set forth herein are timely satisfied, each Extension Term, subject, however, to the rights of Landlord and Tenant hereunder to terminate the Initial Term or any Extension Term as expressly provided herein, and, following exercise of any such early termination right, the Term of the Lease shall end on the date of such termination.

    2.2  ACCEPTANCE OF THE PROJECT.  Effective as of the Term Commencement
Date, Tenant acknowledges that it has inspected and accepts the Project in its present condition as suitable for the purpose for which the Project is leased. Tenant agrees that the Project is in good and satisfactory condition as of the Term Commencement Date. Tenant further acknowledges that no representations or warranties as to the condition or repair of the Project, nor promises to alter, remodel, or improve the Project have been made by Landlord except as and to the extent provided in ARTICLE 18 hereof. This SECTION 2.2 shall not be construed to impair any right or remedy of Tenant against Crescent pursuant to the Build-to-Suit Purchase Agreement of even date with this Lease between Tenant and Crescent.

                                   ARTICLE 3:  USE
                                   ---------------

    3.1 PERMITTED USE. Tenant shall use the Project for the Permitted Use and for no other use or purpose without the prior written consent of Landlord. The use of the Project shall at all times comply with applicable Governmental Requirements and the CCR's. Tenant and its employees, customers, visitors, and licensees shall have the right to use the Project subject to the rules and regulations attached hereto as EXHIBIT D (the "RULES AND REGULATIONS").

    3.2 OBJECTIONABLE ACTIONS. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Project in violation of Governmental Requirements, Rules and Regulations or the CCR's, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any owner, tenant, invitee or licensee of any adjacent property or unreasonably interfere with their use of their respective premises. Tenant shall not use or allow the Project to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Project. Tenant shall not commit or suffer the commission of any waste in, on or about the Project. Tenant shall not allow as a regular or frequent business activity at the Project any sale by auction, or place any loads upon the floors, walls or ceilings which endanger the structure, or place any harmful liquids in the drainage system of, the Building or Project, except in accordance with Governmental Requirements, the Rules and Regulations and the CCR's. No waste, materials or refuse shall be dumped upon or permitted to remain on the Project except in trash containers placed inside or outside the Building designed for that purpose and with prompt pickup of waste, materials and refuse and disposal off-site, all in accordance with Governmental Requirements, the Rules and Regulations and the CCR's. Tenant shall not do or permit anything to be done in, on or about the Project or bring or keep anything which will in any way cause a cancellation of the insurance upon the Building or Project or otherwise materially adversely affect said insurance upon the Building or Project in any manner (but excluding any increase in insurance premiums so long as such increase is paid by Tenant).

    3.3 COMPLIANCE WITH LAW. Tenant, shall, at no cost or expense to Landlord, cause Tenant's use (and the use of any assignee or subtenant hereunder) to comply in all material respects with all local, state and federal statutes, laws, rules, regulations, ordinances, mandates and requirements now in force, or which may hereafter be in force, whether foreseeable or unforeseeable, pertaining to the occupancy or use of the Project (collectively, the "GOVERNMENTAL REQUIREMENTS"), and shall faithfully observe in the use or occupancy of the Project all Governmental Requirements including, without limitation, the Environmental Laws (as hereinafter defined), and the Americans with Disabilities Act, 42 U.S.C. Sections 12101-12213 (and any rules, regulations, restrictions, guidelines or requirements now or hereafter promulgated or published pursuant thereto), whether or not any of the foregoing were foreseeable or unforeseeable at the time of the execution of this Lease. Tenant's obligation to comply with and observe the Governmental Requirements shall apply regardless of whether such Governmental Requirements regulate or relate to Tenant's particular use of the Project or regulate or relate to the use of premises in general, and regardless of the cost thereof. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that any such Governmental Requirement pertaining to the Project has been violated, shall be conclusive of that fact as between Landlord and Tenant.

    3.4  HAZARDOUS MATERIALS.

         (a) HAZARDOUS MATERIALS DEFINED. As used herein, the term "HAZARDOUS MATERIALS" means any waste, material or substance (whether in the form of liquids, solids or gases, and whether or not air-borne) (i) the presence or Release of which requires reporting, investigation or remediation under any Environmental Requirement, (ii) which is defined or listed as a "hazardous waste", "hazardous substance", "extremely hazardous waste", "restricted hazardous waste"' "hazardous material", "toxic substance", or other similar or related term under any Environmental Law, (iii) which is toxic, radioactive, or otherwise classified as hazardous or toxic and is or becomes regulated by any governmental authority, the United States of America, or any subdivision of the foregoing, or any agency, department, commission, board, authority or instrumentality, bureau or court having jurisdiction over the Property or any occupant or user of the Property (collectively, the "GOVERNMENTAL AUTHORITIES") as a threat to human health or the environment, (iv) the presence of which on the Project causes or threatens to cause a nuisance upon the Project or to adjacent property, (v) the presence of which on adjacent properties could constitute a trespass by Landlord or Tenant, (vi) which is asbestos, (vii) which is polychlorinated biphenyls, or (viii) which contains petroleum or any petroleum-derived product.

         (b) ENVIRONMENTAL LAWS DEFINED. As used herein, the term "ENVIRONMENTAL LAWS" means all statutes and ordinances of any Governmental Authority and relating to the protection of human health and the environment, whether now existing or hereafter adopted, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.), the Solid Waste Disposal Act, as amended (42 U.S.C. Section 6901 ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ET SEQ.), the Clean Air Act, as amended (42 U.S.C. Section 7401, ET SEQ.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251, ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 ET SEQ.), the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f ET SEQ.), the Atomic Energy Act, as amended
(42 U.S.C. Section 2014 ET SEQ.), the Federal Insecticide, Fungicide and Rodenticide Act, as amended (7 U.S.C. Section 136, ET SEQ.), the Oil Pollution Act of 1990, as amended (33 U.S.C. Section 2701, ET SEQ.), the Emergency Planning and Community Right-to-Know Act of 1986, as amended (42 U.S.C.
Section 11001, ET SEQ.), and the regulations adopted and publications promulgated pursuant thereto, but excluding FDA Requirements.

         (c) ENVIRONMENTAL REQUIREMENTS DEFINED. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future Environmental Laws and all rules, regulations, orders, decrees, permits, licenses, concessions, franchises, or other restrictions or requirements of any Governmental Authority relating to protection of human health or the environment and all applicable judicial, regulatory, or administrative decisions, decrees, judgments, or orders thereunder, but excluding
FDA Requirements.

         (d) RELEASE DEFINED. As used herein, the term "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers or other closed receptacles containing any Hazardous Substance).

         (e)  [Intentionally Deleted]

         (f) USE OF HAZARDOUS MATERIALS. Tenant agrees that during the Term of this Lease, there shall be no ACTION (which, as used in this SECTION 3.4(f), shall mean and refer to any use, disposal, storage, removal, treatment, import, handling or processing of Hazardous Materials on, from or under the Building or Project), and no generation, leakage, manufacture, Release or threatened Release of Hazardous Materials on, from or under the Building or Project (individually and collectively, "HAZARDOUS USE") by Tenant or any of its directors, officers, members, managers, partners, employees, shareholders, invitees, guests, agents, contractors, subtenants, assignees, licensees, vendors, customers or occupants (collectively, "TENANT'S PARTIES"), except to the extent that, and in accordance with such conditions as, Landlord may have previously approved in writing in its sole and absolute discretion. It is further agreed that Tenant shall be entitled to undertake an Action only with respect to those Hazardous Materials which are (i) set forth in a list prepared by Tenant and approved in writing by Landlord, (ii) necessary for Tenant's business, but then only in the amounts and for the purposes previously disclosed in writing to and approved in writing by Landlord, and (iii) in full compliance with Environmental Requirements, and all judicial and administrative decisions pertaining thereto. Tenant shall not be entitled to install any tanks under, on or about the Building or Project for the storage of Hazardous Materials without the express written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Notwithstanding the foregoing, Tenant shall be entitled to undertake an Action with respect to any ordinary and customary materials reasonably required in the normal course of the Permitted Use, so long as such Action is in compliance with all Governmental Requirements and does not expose the Project or neighboring property to any material risk of contamination or damage or expose Landlord to any liability therefor. For the purposes of this SECTION 3.4(f), the term "HAZARDOUS USE" shall include Hazardous Use(s) on, from or under the Building or Project by Tenant or any of Tenant's Parties, whether known or unknown to Tenant.

         (g) HAZARDOUS MATERIALS REPORT; WHEN REQUIRED. Tenant shall submit to Landlord a written report with respect to Hazardous Materials ("REPORT") in the form prescribed in SUBSECTION (h) below on the following dates:

              (i) At any time within fifteen (15) business days after written request by Landlord, which request shall not be made more frequently than annually unless Landlord in good faith believes a violation of SECTION 3.4(f) has occurred since the date of the last report submitted under this
SECTION 3.4(g) or Landlord is required to deliver same to a third party in connection with a sale or financing of the Project or a public offering with respect to Landlord's equity securities, and

              (ii) At any time when there has been a violation of any Environmental Requirement, or in connection with any proposed request for Landlord's consent to any change in the list of materials previously approved in writing by Landlord or for an increase in the intensity of usage or storage of such previously approved materials.

         (h) HAZARDOUS MATERIALS REPORT; CONTENTS. The Report shall contain, without limitation, the following information (but in any event excluding any requirement to report on normal vehicular traffic and normal equipment lubrication):

              (i) Whether on the date of the Report and (if applicable) during the period since the last Report there has been any Hazardous Use on, from or under the Project.

              (ii) If there was such Hazardous Use, and to the extent such information is available to Tenant, the exact identity of the Hazardous Materials, the dates upon which such materials were brought upon the Project, the dates upon which the Hazardous Materials were removed therefrom, and the quantity, location, use and purpose thereof.

              (iii) If there was such Hazardous Use, any governmental permits maintained by Tenant with respect to such Hazardous Materials, the issuing agency, original date of issue, renewal dates (if any) and expiration date. Copies of any such permits and applications therefor shall be attached.

              (iv) If there was such Hazardous Use, any governmental reporting or inspection requirements with respect to such Hazardous Materials, the governmental agency to which reports are made and/or which conducts inspections, and the dates of all such reports and/or inspections (if applicable) since the last Report. Copies of any such Reports shall be attached.

              (v) If there was such Hazardous Use, identification of any operation or business plan prepared for any government agency with respect to Hazardous Use.

              (vi) Any liability insurance carried by Tenant with respect to Hazardous Materials, the insurer, policy number, date of issue, coverage amounts, and date of expiration. Copies of any such policies or certificates of coverage shall be attached.

              (vii) Any notices of violation of Environmental Requirements, written or oral, received by Tenant from any governmental agency since the last Report, the date, name of agency, and description of violation. Copies of any such written notices shall be attached.

              (viii) Any knowledge, information or communication which Tenant has acquired or received relating to (1) any enforcement, cleanup, removal or other governmental or regulatory action threatened or commenced against Tenant or with respect to the Project pursuant to any Environmental Requirements; (2) any claim made or threatened by any person or entity against Tenant or the Project on account of any alleged loss or injury claimed to result from any alleged Hazardous Use on or about the Project; or (3) any report, notice or complaint made to or filed with any governmental agency concerning any Hazardous Use on or about the Project. The Report shall be accompanied by copies of any such claim, report, complaint, notice, warning or other communication that is in the possession of or is available to Tenant.

              (ix) Such other pertinent information or documents as are reasonably requested by Landlord in writing.

         (i)  RELEASE OF HAZARDOUS MATERIALS:  NOTIFICATION AND CLEANUP.

              (i) At any time during the Term, if Tenant knows or believes that any Release of any Hazardous Materials has come or will come to be located upon, about, beneath or from the Building or Project in violation of
SECTION 3.4(F) hereof, then Tenant shall immediately, either prior to the Release or following the discovery thereof by Tenant, give verbal and follow-up written notice of that condition to Landlord.

              (ii) At its sole cost and expense, Tenant covenants to investigate, clean up and otherwise remediate any Release of Hazardous Materials which were caused or created by Tenant or any of Tenant's Parties. Such investigation, clean-up and remediation shall be performed only after Tenant has obtained Landlord's written consent, which may be exercised by Landlord in its discretion; provided, however, that Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's written consent. For purposes of this SUBSECTION 3.4(I)(II), the word "emergency" shall be deemed to include any situation which applicable Governmental Requirements or the Food and Drug Administration or any local or state governmental authority with similar functions regarding rules and regulations applicable to Consumer Goods (collectively, the "FDA") require be cleaned up immediately and without delay for third party approvals. All clean-up and remediation shall be done in strict compliance with Environmental Requirements, and all present and future statutes, ordinances, rules, regulations, orders, decrees, permits, licenses, concessions, franchises, restrictions and requirements of the FDA and other state or local authorities with similar jurisdiction with respect to the production, packaging and distribution of drugs or other consumer goods relating to the Project or the activities thereon (collectively, "FDA REQUIREMENTS"), and to the satisfaction of Landlord in its discretion.

              (iii) Notwithstanding the foregoing, if Tenant fails to perform its obligations under SECTION 3.4(I)(II) as required hereby and such failure continues for ten (10) days following the date Landlord furnishes Tenant written notice of such matters (or such longer period as may be required to cure such matters so long as Tenant commences such cure within such ten (10) day period and diligently prosecutes such cure to completion, unless such failure is a failure to pay money (for which only the original ten (10) day cure period shall apply), Landlord shall have the right, but not the obligation, in Landlord's discretion, exercisable by written notice to Tenant at any time, to undertake within or outside the Project all or any portion of any investigation, clean-up or remediation with respect to the release of Hazardous Materials caused or created by Tenant or any of Tenant's Parties (or, once having undertaken any of such work, to cease same, in which case Tenant shall perform the work), all at Tenant's cost and expense, which shall be paid by Tenant as additional rent within ten (10) days after receipt of written request therefor by Landlord (and which Landlord may require to be paid prior to commencement of any work by Landlord). No such work by Landlord shall create any liability on the part of Landlord to Tenant or any other party in connection with such Hazardous Materials or constitute an admission by Landlord of any responsibility with respect to such Hazardous Materials.

              (iv) It is the express intention of the parties hereto that Tenant shall be liable under this SECTION 3.4(I) for any and all conditions covered hereby which were caused or created by Tenant or any of Tenant's Parties. Tenant shall not enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Materials in any way connected to the Project without first (1) notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to participate in any such proceedings and (2) obtaining Landlord's written consent.

         (j) INSPECTION AND TESTING BY LANDLORD. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Project, as well as Tenant's books and records, and to (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this
SECTION 3.4. Except in case of emergency, Landlord shall give reasonable notice to Tenant before conducting any inspections, tests, or investigations. The cost of all such inspections, tests and investigations shall be borne by Tenant, if such inspections, tests or investigations disclose a violation of this SECTION
3.4.  Neither any action nor inaction on the part of Landlord pursuant to this
SECTION 3.4(J) shall be deemed in any way to release Tenant from, or in any way modify or alter, Tenant's responsibilities, obligations, and/or liabilities incurred pursuant to SECTION 3.4 hereof.


         (k) ENVIRONMENTAL TAXES. Tenant shall also pay prior to delinquency all Environmental Taxes (hereinafter defined) and other taxes in connection with any testing, investigation, abatement, Release, remediation, removal, transportation and/or disposal of any Hazardous Materials by Tenant or any of Tenant's Parties (or by Landlord, pursuant to any provision of this Lease granting to Landlord the right to do any of the foregoing and to bill Tenant therefor). For purposes of this SUBSECTION (K) only, the terms "ENVIRONMENTAL TAXES" and "ENVIRONMENTAL TAXES" shall include, without limitation, any fees, charges, fines, penalties and costs (including, without limitation, permit, approval or licensing fees, charges or costs) imposed, charged or otherwise assessed upon or as a result of such act or omission by Tenant or any of Tenant's Parties.

    3.5 COMPLIANCE WITH RULES. Tenant and Tenant's agents, employees, and invitees shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the non-compliance by any person or entity with any of such Rules and Regulations.

    3.6 INDEMNITY REGARDING SPECIFIED ISSUES. Tenant shall indemnify, hold harmless, and, at Landlord's option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord and Landlord's officers, directors, trustees, members, managers, shareholders, partners, employees, contractors, property managers, agents and mortgagees and other lien holders, and their respective heirs, successors and assigns (collectively, the "LANDLORD INDEMNIFIED PARTIES") from and against any and all Losses (hereinafter defined) arising from or related to: (a) any violation or alleged violation by Tenant or any of Tenant's Parties of any of the requirements, ordinances, statutes, regulations or other laws referred to in this ARTICLE 3, including, without limitation, the Environmental Requirements; (b) any breach of the provisions of this ARTICLE 3 by Tenant or any of Tenant's Parties; or (c) any Hazardous Use on, about or from the Building or Project by Tenant or any of Tenant's Parties, whether or not approved by Landlord. The term "LOSSES" shall mean all costs and expenses suffered or incurred in connection with or arising from claims, demands, actions, judgments, damages (whether consequential, direct or indirect, known or unknown, foreseen or unforeseen), penalties, fines, liabilities (including strict liability), encumbrances, liens, actual losses of every kind and nature (including, without limitation, property damage, diminution in value of Landlord's interest in the Building or Project, damages for the loss or restriction on use of any space or amenity within the Building or Project, actual damages arising from any adverse impact on marketing space in the Building or Project, sums paid in settlement of claims and any costs and expenses associated with injury, illness or death to or of any person), suits, administrative proceedings and fees, including, but not limited to, attorneys' and consultants' fees and expenses, damages for personal injury or injury to property or natural resources occurring upon or off the Project, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing indemnity. Landlord shall not enter any settlement agreement, consent decree or other compromise for which Landlord will hold Tenant responsible for indemnification under this SECTION 3.6 without first
(x) notifying Tenant of Landlord's intention to do so and affording Tenant the opportunity to participate in any such proceedings, and (y) obtaining Tenant's written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant's indemnification under this SECTION 3.6 shall not be deemed to be a direct or indirect admission by Tenant of its culpability with respect to any of the matters so indemnified. The provisions of this
SECTION 3.6 shall survive the expiration or termination of this Lease.

                                   ARTICLE 4:  RENT
                                   ----------------

    4.1 PAYMENT. Tenant shall pay to Landlord, without demand throughout the Term, Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, commencing upon the date one (1) month following the Term Commencement Date.
All payments of Rent and all other sums under this Lease shall be in lawful money of the United States, without deduction, offset or recoupment whatsoever, to Landlord at the address specified in the Basic Lease Information or to such bank account and/or other firm or to such other place as Landlord may from time to time designate in writing; provided, however, that following any change by Landlord of the account, firm or place for payment, the next rental payment shall be deemed to be timely paid if it is made to the requested account, firm or place within fifteen (15) days after the date of such notification. Landlord will provide to Tenant and maintain during the Lease Term wire transfer instructions for payment of Rent under this Lease. Rent in the amount of $192,377 for the second full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the Term Commencement Date is a date other than the first day of a calendar month, the monthly Base Rent for such partial month shall be prorated on a daily basis at the monthly rent provided for the first calendar month.

    4.2  LATE PAYMENTS.

         (a)  QUARTERLY PAYMENTS IN ADVANCE.  Notwithstanding the provisions of
SECTION 4.1 to the contrary, if either (i) during any twelve (12) month period Tenant fails on more than three (3) occasions to make any payment of monthly Rent to Landlord on the date when it is due, or (ii) during any four (4) month period Tenant fails on more than two (2) occasions to make any payment of monthly Rent to Landlord on the date when it is due, then Landlord, in addition to all other rights and remedies available to Landlord, may by giving written notice to Tenant require that Tenant pay the monthly Rent to Landlord quarterly in advance. Nothing contained herein shall be deemed or construed as a waiver of Tenant's obligation to make all payments under this Lease as and when due.
If after notice from Landlord requiring same, Tenant pays Rent quarterly in advance on or before the first (1st) day of each of six (6) successive quarterly periods, and if as of the end of such period Tenant is rated by Standard and Poor as "BBB-" or better, Tenant shall not be required to continue to make payments quarterly in advance unless and until the requirements of SUBSECTIONS 4.2(A)(i) or (ii) are again met.

         (b) LATE CHARGE. In addition to its other remedies, Landlord shall have the right to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid on or before the date five (5) business days following the date the same is due, an amount equal to three percent (3%) of the delinquency for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be difficult to compute and the amount stated herein represents a reasonable estimate thereof. The three percent (3%) late charge under this SECTION 4.2(b) shall be due and payable by Tenant on or before the date thirty (30) days following receipt by Tenant of an invoice with respect to such amount sent by or on behalf of Landlord, which invoice shall be sent by Landlord within sixty (60) days following the date such late payment was due or it shall be deemed waived.

    4.3 AMORTIZED IMPROVEMENT REPAYMENT. The Amortized Improvement Repayment represents repayment of the cost of $4,825,000 of special improvements made to the Project at the special request of Tenant, which amounts are amortized over the Initial Term, as a hypothetical fifteen (15) year fully amortizing loan, at an annual interest rate equal to 9.5%. In the event that this Lease is terminated, voluntarily or involuntarily, for any reason, or if an Event of Default or Bankruptcy Event occurs, Tenant shall, upon demand, pay to Landlord the aggregate unpaid Amortized Improvement Repayment as of the date of termination (calculated in accordance with EXHIBIT H attached hereto, subject to adjustments in accordance with SECTION 4.4 below), without deduction, offset or recoupment whatsoever to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time-to-time designate in writing.

    4.4 ADJUSTMENT OF BASE RENT. If Landlord's Purchase Price (as defined in the Agreement Regarding Closing dated October 14, 1997, between Landlord, Tenant and Crescent) is reduced below $21,577,160, as provided in such Agreement Regarding Closing, Landlord and Tenant shall enter into an amendment to this Lease to reduce the Base Rent hereunder as provided in this SECTION 4.4. If the reduction in Purchase Price is attributable to the exterior walls, floor or roof of, or structural steel for, the Building, the Scheduled Base Rent shall be reduced by an annual amount equal to 10.21% of such reduction. If the reduction in the purchase price is not attributable to the exterior walls, floor or roof of, or structural steel for, the Building, the Amortized Improvement Repayment shall be recalculated using a principal amount for the loan amount as described in SECTION 4.3 equal to $4,825,000 less such reduction in the purchase price. If the Scheduled Base Rent is reduced as provided in this SECTION 4.4, the annual Scheduled Base Rent for months 61-120 shall be reduced to an amount equal to 110% of the annual Scheduled Base Rent for months 1-60, and the annual Scheduled Base Rent for months 121-180 shall be reduced to an amount equal to 110% of the annual Scheduled Base Rent for months 61-120.


                       ARTICLE 5: PAYMENT OF COSTS AND EXPENSES
                       ----------------------------------------

    5.1 PAYMENT OF TAXES. Tenant shall pay to Landlord on demand Taxes not required to be paid directly by Tenant pursuant to SECTION 5.5 hereof.

    5.2  [Intentionally Deleted]

    5.3  [Intentionally Deleted]

    5.4  [Intentionally Deleted]

    5.5 DIRECT PAYMENT OF TAXES. For purposes hereof, the term "TAXES" means all real estate taxes, possessory interest taxes, business or license taxes or fees, gross rents taxes, payment in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, open space charge, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, confirmed, or imposed by any public or governmental authority or agency upon the Project, its operations or the rent (or any portion or component thereof) and the costs to Landlord of contesting the amount, validity, or applicability of any such taxes, except (i) inheritance or estate taxes imposed upon or assessed against the Project, or any part thereof or interest therein, and (ii) taxes computed on the basis of the net income of Landlord or the owner of any interest therein. Tenant shall pay prior to delinquency all Taxes assessed against the Project, and shall furnish to Landlord evidence of timely payment not more than five (5) days after such delinquency date. Refunds (including interest thereon) or adjustments to Taxes for any year shall be applied to the year to which such refund or adjustment relates. If Taxes for any period during the Lease Term are increased after payment thereof for any reason, Tenant shall pay upon demand such increased Taxes (which obligation shall survive termination of this Lease). With respect to any assessment otherwise includable within Taxes that may be levied against or upon the Project and which are evidenced by improvement or other bonds, or may be paid in annual installments, there shall be included within the definition of Taxes with respect to any year only the amount currently payable on such bonds, including interest, for such year, or the current annual installment for such year. Landlord shall promptly furnish to Tenant copies of notices for Taxes which are payable directly by Tenant under this SECTION 5.5 and which notices are sent directly to and received by Landlord by the applicable taxing authority. If Landlord's delay in providing Tenant copies of notices promptly following Landlord's receipt of same as required by the immediately preceding sentence prevents Tenant from timely paying such Taxes, Landlord shall reimburse Tenant for any interest or penalties incurred and arising from Landlord's delay.

    5.6 DIRECT PAYMENT OF OTHER COSTS. Tenant shall pay prior to delinquency all fees, amounts, costs and expenses of every kind and nature incurred or payable by Landlord under or pursuant to the CCR's, the Fee-in-Lieu Transaction, the Easements or the Option Agreement, and shall furnish to Landlord evidence of timely payment not more than five (5) days following the delinquency date for such payments.

    5.7 NET LEASE. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses (including capital expenditures, but subject to allocation as provided in SECTION 7.1 hereof). This Lease is intended to pass on to Tenant all costs and expenses (including capital expenditures, but subject to allocation as provided in SECTION 7.1 hereof) in connection with the ownership and operation of the Building or Project.

    5.8  [Intentionally Deleted]

    5.9  [Intentionally Deleted]

    5.10 TENANT'S PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all Taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Project or elsewhere. When possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, or if any other Taxes or taxes which are payable by Tenant pursuant to this Lease or otherwise are assessed against Landlord with respect to this Lease or any amounts paid hereunder or with respect to Landlord's interest in the Project, Tenant shall pay the Taxes and other taxes attributable to Tenant prior to delinquency and shall furnish to Landlord evidence of such timely payment not more than five (5) days after such delinquency date; provided, however, that if Governmental Requirements require that Landlord pay such amounts directly, Tenant shall reimburse Landlord on demand for any such Taxes so paid.

                      ARTICLE 6:  INSURANCE AND INDEMNIFICATION
                      -----------------------------------------

    6.1 PROPERTY INSURANCE. Tenant agrees at all times during the continuance of this Lease, at its own cost and expense, to insure the Building and all improvements, betterments and equipment, against the perils included in the "Special Causes of Loss Form" with the elimination of any exclusions for water damage other than that caused by flood and which may, at Tenant's option and subject to the immediately succeeding two (2) sentences, include earthquake and flood loss coverage. If Tenant elects to not include earthquake and/or flood loss coverage in the insurance maintained by Tenant on the Project, and if Landlord's lender requires such coverage, Tenant shall, at Tenant's cost and expense, purchase such earthquake and/or flood loss coverage, except that if the premium for such earthquake and flood loss coverage as mandated by Landlord's lender exceeds five (5) cents per $100 of value insured, Tenant will not be required to purchase such earthquake and/or flood loss coverage to the extent the premium therefor exceeds five (5) cents per $100 of value insured, unless Landlord reimburses Tenant for the amount the insurance premium is so increased above five (5) cents per $100 of value insured. Additionally, if Tenant elects not to carry earthquake and/or flood loss insurance with a deductible less than five percent (5%), and Landlord's lender requires such coverage, Tenant will not be required to carry such earthquake and/or flood loss insurance with a deductible less than five percent (5%) unless Landlord reimburses Tenant for the additional premium which will arise by so reducing the deductible. Coverage shall be in the name of Tenant, Landlord, and Landlord's mortgagee(s), as their respective interests may appear. Tenant may maintain this coverage under a blanket policy insuring other operations of Tenant. Coverage shall be provided in an amount equal to 100% of the replacement cost of the Building and improvements and shall include an agreed amount endorsement. Tenant shall also provide coverage for loss of rental income (including the amounts payable by Tenant for Base Rent, Taxes and insurance premiums and pursuant to SECTIONS 5.1 and 5.6 hereof) for a twenty-four (24) month period following the date of loss. Coverage for the loss of rental income may be included in Tenant's Loss of Income Insurance coverage. All insurance shall be placed with insurers approved to do business in the state where the Project is located and with insurers having a Best's rating of A-VI or better. All insurance proceeds for losses with respect to the Project shall be payable to Landlord's mortgagee if required to be paid to such lienholder as provided in SECTION 14.5 hereof. In all other cases, all insurance proceeds for losses with respect to the Project shall be payable, at Landlord's election, either to Landlord mortgagee(s), to Landlord or to an insurance trustee reasonably selected by Landlord and Tenant to maintain and disburse such funds to assure completion of all restoration required hereunder or permitted by SECTIONS 14.1 or 14.10 hereof, and otherwise as the interests of the parties appear.

    6.2 LIABILITY AND SPECIAL FORM INSURANCE. Tenant shall purchase at its own expense and keep in force during this Lease a policy or policies of commercial general liability insurance, including bodily injury, property damage and personal injury, in the amount of not less than Two Million Dollars ($2,000,000.00) per occurrence and Five Million Dollars ($5,000,000) in the annual aggregate. The aggregate limit shall apply separately to the Project. Said policies shall (a) name Landlord and, if applicable, its agent, and any other party holding an interest in the Project as may from time to time be requested by Landlord, (b) be issued by an insurance company with a Best's rating of A-VI or better, or which is otherwise approved in writing by Landlord,
(c) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord, (d) provide coverage on an occurrence basis; (e) provide coverage for the indemnity obligations of Tenant under this Lease; (f) contain cross liability endorsement; and (g) shall be primary, not contributing with, and not in excess of coverage which Landlord may carry. In the event that Tenant's General Liability Insurance policy is written on a claims-made basis it shall be written to cover all claims incurred during the term of this Lease or out of any work performed pursuant to the Lease, regardless of when such claim shall be first made against Landlord and/or Tenant. After the Term of this Lease is completed, Tenant shall maintain such coverage for the length of any applicable statute of limitations period for the purpose of protecting Tenant and Landlord. Tenant shall also purchase at its own expense and keep in force during this Lease Special Causes of Loss Insurance covering all industrial furniture, trade fixtures, industrial equipment, machinery, merchandise, and all other items of Tenant's property on the Project. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease and at least thirty (30) days prior to the expiration of said insurance.

    6.3 INDEMNIFICATION. Landlord shall not be liable to Tenant for any loss or damage to person or property caused by theft, fire, act of God, acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Project or failure to make any such repair or alteration. Tenant shall indemnify Landlord and hold Landlord harmless from any and all loss, cost, damage, injury or expense arising out of or related to (a) claims of injury to or death of persons or damage to property (other than as may be governed by the provisions of SECTION 3.6) occurring or resulting directly or indirectly from the use or occupancy of the Project or from activities of Tenant or any of Tenant's Parties or anyone in or about the Project or from any cause whatsoever with respect to the Project, other than claims arising primarily from the gross negligence or willful misconduct of Landlord, (b) claims for work or labor performed or for materials or supplies furnished to or at the request of Tenant or in connection with performance of any work done for the account of Tenant within the Project,
(c) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease, and (d) any suit in which Landlord is named as a defendant and which is brought by Tenant against any other party or against Tenant in connection with or arising out of Tenant's occupancy of the Project. Such indemnity shall include without limitation the obligation to provide all costs of defense against any such claims including any action or proceeding brought against Landlord, unless such actions are covered by Tenant's insurance. The provisions of this SECTION 6.3 shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

    6.4 WAIVER OF SUBROGATION. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other
(a) damages for injury to or death of persons, (b) damages to property,

(c) damages to the Project or any part thereof, or (d) claims arising by reason of the foregoing, to the extent such damages and claims are insured against or required to be insured against by Landlord or Tenant under this Lease. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation by any insurance carrier. The coverage obtained by each party pursuant to this Lease shall include, without limitation, a waiver of subrogation by the carrier which conforms to the revisions of this paragraph.

                     ARTICLE 7:  REPAIRS, SERVICES & MAINTENANCE
                     ---------------------------------------=---

    7.1 TENANT'S OBLIGATIONS. Tenant shall, at Tenant's expense, preserve and maintain the Project at all times as a high quality, first class office/industrial facility and in accordance with all Governmental Requirements in existence from time-to-time, the Rules and Regulations and the CCR's. Tenant shall, at Tenant's expense, maintain all parts of the Project in a good, clean and secure condition promptly making all necessary repairs and replacements, structural and nonstructural (whether or not such portion of the Project requiring repairs or the means of repairing the same, are reasonably or readily accessible to Tenant, and whether or not the need for such repairs occurs as a result of Tenant's use, any prior use, the elements or the age of such portion of the Project or by defects in the Project or changes in Governmental Requirements or the CCR's occurring prior to or after the date hereof), including without limiting the generality of the foregoing, all equipment or facilities serving the Project, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), foundations, ceilings, roofs, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Project. Notwithstanding the foregoing, if any change in any Governmental Requirement after the Term Commencement Date applicable to the Project generally and unrelated to Tenant's use or occupancy thereof requires any capital expenditure for the Project, the cost of such capital expenditure shall be amortized over the useful life of such capital expenditure (as reasonably determined by Landlord), and Landlord shall pay the portion of such capital expenditure applicable to the portion of the useful life, if any, which is not within the Initial Term or any Extension Term (whether or not exercised). Tenant, in keeping the Project in good order, condition and repair, shall exercise and perform good maintenance practices. Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Project and all improvements thereon or a part thereof in good order, condition and state of repair. Tenant shall, during the term of this Lease, keep the exterior appearance of the Building in a first class condition consistent with the exterior appearance of other similar facilities constructed on property affected by the CCR's, including, when necessary, the exterior repainting of the Building. Tenant shall, at Tenant's sole cost and expense, perform necessary pest extermination and regular removal of trash and debris. Tenant shall, at Tenant's sole cost and expense, procure and maintain contracts reasonably approved by Landlord and with contractors reasonably approved by Landlord and specializing and experienced in, the inspection, maintenance and service of the following equipment and improvements, if any, located or to be located on the Project: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels,
(iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection,
(iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance; provided, however, that Tenant shall not be required to procure and maintain a contract with respect to the maintenance requirements of subclauses (v) and (vi), if Tenant desires to be directly responsible for such inspection, maintenance and service. Each such service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual (or providing for a scope of services which is otherwise commercially reasonable) and must become effective and a copy thereof delivered to Landlord within thirty (30) days of the Term Commencement Date. Tenant shall not damage the roof, foundation or any demising wall or disturb the integrity and support provided by the roof, foundation or any demising wall and shall, at its sole expense, immediately repair any damage to the roof, foundation or any demising wall. Upon termination of this Lease, Tenant shall return the Project broom clean, and in high quality, first class condition, ordinary wear and tear excepted and, at Landlord's option, shall remove the Subject Alterations, all as provided in
SECTION 8.1(b) hereof. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to cause any damage to the Project whatsoever.

    7.2 LANDLORD'S OPTION. If Tenant fails to perform its obligations under this Lease to preserve and maintain the Project as required hereby and such failure continues for ten (10) days following the date Landlord furnishes Tenant written notice of such matters (or such longer period as may be required to cure such matters so long as Tenant commences such cure within such ten (10)-day period and diligently prosecutes such cure to completion, unless such failure is a failure to pay money (for which only the original ten (10) day cure period shall apply) or an emergency or otherwise involves a material risk to the Project or health or safety (for which no cure period shall be required)), Landlord may (without being liable for any damages, whether caused by the negligence of Landlord or otherwise, except with respect to Landlord's gross negligence or willful misconduct), but shall not be obligated to, pay such unpaid amounts and/or perform such activities on behalf of Tenant, and any and all costs and expenses (including capital expenditures) incurred by Landlord in performing same shall be paid by Tenant upon demand, together with interest thereon from the date advanced at the rate of interest provided in SECTION 16.4 hereof.

    7.3 GOVERNMENT ASSISTANCE. So long as (a) in Landlord's judgment, such matters will not adversely affect Landlord or the Project, and (b) Tenant shall have made provision for the payment of all costs, fees and expenses incurred or to be incurred by Landlord in connection therewith (including, without limitation, legal fees and expenses), Landlord shall cooperate with all reasonable requests or attempts of Tenant to obtain any governmental, quasi-governmental or utility company financial assistance, grants, credits, rebates or other benefits which may be sought by Tenant in connection with rehabilitation or improvement of the Project in connection with Tenant's occupancy of the Project or any other matter relating to Tenant's operation or occupancy of the Premises. Landlord agrees that all such assistance, grants, credits, rebates or like benefits related to Tenant's occupancy of the Project, the improvement or alteration of the Project for Tenant's occupancy or Tenant's operations at the Project shall be the property of Tenant and shall inure to the benefit of Tenant during the Lease Term; provided, however, that to the extent any of such matters survive the Lease Term, Landlord shall have the option, but not the obligation, to continue such benefits for the account of Landlord and its successors and assigns. The provisions of this SECTION 7.3 shall not be applicable with respect to any Fee-In-Lieu Transaction, which shall be governed by ARTICLE 20 hereof. Tenant shall indemnify, hold harmless, and, at Landlord's option (with such attorneys as Landlord may approve in advance and in writing), defend the Landlord Indemnified Parties from and against any and all Losses arising from or related to such financial assistance, grants, credits, rebates or other benefits which may be sought by or on behalf of Tenant. The provisions of this indemnity and hold harmless shall survive the expiration or termination of this Lease.

    7.4 UTILITIES. Tenant shall pay for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Project, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities, and shall furnish all electric light bulbs, ballasts and tubes. Landlord shall not be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any of the foregoing utilities and services, (b) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character or any other accidents or other conditions beyond the reasonable control of Landlord, or (c) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Project. Tenant shall use its commercially reasonable best efforts to cooperate voluntarily and in a reasonable manner in the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption.

    7.5 LIENS. Tenant shall keep the Project free from liens arising out of or related to work performed, materials or supplies furnished or obligations incurred by Tenant or in connection with work made, suffered or done by Tenant in or on the Project. In the event that Tenant shall not, within thirty (30) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therewith shall be payable to Landlord by Tenant on demand with interest at the maximum rate allowable by law. Landlord shall have the right at all necessary times to post and keep posted on the Project any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Project and any other party having an interest herein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Project which could lawfully give rise to a claim for mechanics' or materialmen's lien.

                          ARTICLE 8:  ALTERATIONS AND SIGNS
                          ---------------------------------

    8.1 ALTERATIONS. Except for (a) furniture, trade fixtures and processing equipment which are not located on or attached to the roof and do not involve any impact on the structure or operating systems of the Project, and
(b) alterations (which are not located on or attached to the roof) with a cost of less than $100,000 in any twelve (12)-month period, and which are not structural or adversely affect the structure, operating systems or value of the Building (any such furniture, trade fixtures, processing equipment and alterations to be referred to herein as "NON-SIGNIFICANT ALTERATIONS"), Tenant shall not make, or allow to be made, any alternations or physical additions in, about or to the Project, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed alterations and additions which (i) comply with all Governmental Requirements, (ii) are compatible with the Project and its mechanical, plumbing, electrical, and heating/ventilation/air conditioning systems, and (iii) will not adversely affect or impair the roof, foundations or exterior walls or other structural components of the Building. Specifically, but without limiting the generality of the foregoing, Landlord hereby consents to the expansion of the mezzanines within the Building where the column footings are located on the areas designated on the Approved Plans and Specifications for such column footings, so long as such work of expansion of the mezzanine complies with SUBCLAUSES (i), (ii) and (iii) of SECTION 8.1, above, and, in addition, Landlord shall have the right of consent for all plans and specifications for the proposed alterations or additions, construction means and methods, any contractor to be employed on the work of alterations or additions other than Non-Significant Alterations, and the time for performance of such work (provided, however, that Landlord shall not unreasonably withhold its consent to any of the foregoing). Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with its consideration of a request for approval hereunder and Landlord shall notify Tenant of Landlord's approval or disapproval within twenty (20) business days following Landlord's receipt of all requested documents and information, and Landlord's failure to respond prior to the expiration of such twenty (20) business day period shall be deemed Landlord's consent to such matters. Tenant must have Landlord's written approval (or deemed approval) and all appropriate permits and licenses prior to the commencement of said alterations and additions. Prior to commencement of construction of any alterations, Tenant shall deliver a copy of all permits to Landlord. Tenant shall in any event be required to reimburse Landlord on demand for all reasonable costs and expenses incurred by Landlord in reviewing requests for alterations and related documentation and information and in inspecting the construction of same.

         (a) PERFORMANCE. All alternations and additions permitted hereunder shall be made and performed by Tenant in a good and workmanlike manner without cost or expense to Landlord including any reasonable costs or expenses which Landlord may incur in electing to have an outside agency review said plans and specifications.

         (b) REMOVAL. Landlord shall have the right to require Tenant to remove any or all non-office mezzanines shown on EXHIBIT I attached hereto, and other alterations, additions, improvements and partitions (including additional non-office mezzanines) made by or for Tenant during the Lease Term (collectively, the "SUBJECT ALTERATIONS") and restore the Project to its original condition (but with such non-office mezzanines removed and the floor thereunder restored to a flat, rackable condition) by the termination of this Lease, by lapse of time or otherwise, all at Tenant's expense. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to cause any damage to the Project whatsoever. If Landlord so elects, such alternations, physical additions or improvements shall become the property of Landlord and surrendered to Landlord upon the termination of this Lease by lapse of time or otherwise; provided, however, that this clause shall not apply to trade fixtures or furniture owned by Tenant. Tenant may, but shall not be obligated to, request in writing that Landlord and Tenant conduct a walk through of the Project approximately ten (10) months prior to the expiration of the Lease Term. Upon receipt of such request, Landlord and Tenant shall agree upon a mutually acceptable time and date for such walk through, and at such walk through Landlord shall identify the Subject Alterations Landlord will require that Tenant remove, and Landlord and Tenant shall agree on the schedule for and cost of such removal, which matters shall be memorialized in a DEMOLITION MEMO (herein so called). Tenant shall have the option to request a follow-up walk through at approximately sixty (60) days prior to the expiration of the Lease Term, and Landlord and Tenant shall update the Demolition Memo as Landlord and Tenant mutually agree (although Landlord may make changes in the Subject Alterations Landlord will require be removed or left in its sole discretion without Tenant's approval). In addition, Tenant may request that in lieu of removing the Subject Alterations requested by Landlord, and with Landlord's consent (which consent may be withheld in Landlord's sole and absolute discretion), Tenant may pay to Landlord, in cash, on or prior to the expiration or termination of the Lease Term, an amount determined by Landlord to be the total cost of removing the requested Subject Alterations (the "REMOVAL PAYMENT"). If prior to the date eighteen (18) months following the date Tenant has paid the Removal Payment to Landlord, Landlord has re-leased the Project to another tenant and incurred expenses in removing the Subject Alterations which Landlord requested be removed in an amount less than the Removal Payment, Landlord shall return to Tenant one-half (1/2) of the amount by which the Removal Payment exceeds the aggregate expenses incurred by Landlord in removing such Subject Alterations (but Landlord shall be entitled to offset against such amounts to be returned to Tenant any amount due, owing and unpaid by Tenant to Landlord under this Lease as of such date). In all other cases, Landlord shall be entitled to retain the full Removal Payment.

         (c) COSTS. Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its personal property, on the value of its alternations, additions or improvements and on its interest pursuant to this Lease. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

         (d) PLANS. Tenant shall not make any change in the plans for any alterations approved by Landlord without the prior written consent of Landlord. Upon completion of such alterations, Tenant shall deliver to Landlord a copy of the "field grade as-built" plans, building permits (with all inspection approvals signed by the local governmental agency) and certificates of occupancy.

    8.2 SIGNS. Tenant may, at its sole cost and expense, install signage in, on or about the Project (including, without limitation, interior identification signage or monument signage) indicating Tenant as the occupant of the Building and may install directional and informational signs, so long as such signage is installed and maintained in accordance with Governmental Requirements, the Rules and Regulations and the CCR's. Notwithstanding the foregoing, Tenant may not install any signage on or attached to the roof, or which in any way adversely affects the structure or value of the Building, or for any purpose other than identifying Tenant's occupancy of the Building or for providing directional and information signs without in each case the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion, except that Landlord shall not unreasonably withhold its consent to signage on or attached to the roof. Tenant shall remove all such signs and graphics by the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including, without limitation, discoloration caused by such installation or removal.

                          ARTICLE 9:  INSPECTION AND NOTICES
                          ----------------------------------

    9.1 INSPECTION. After reasonable notice, except in emergencies where no such notice shall be required, Landlord, its agents and representatives, shall have the right to enter the Project to inspect the same, to perform such work as may be permitted or required hereunder, to make repairs to the extent permitted hereunder, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Project to prospective purchasers, encumbrances or others, or for any other purpose of inspection as Landlord may deem necessary or desirable; provided, however, that Landlord shall not unreasonably interfere with Tenant's business operations or security or knowingly enter upon the Project in violation of FDA Requirements. Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry. Beginning one (1) year prior to the end of the Lease, Landlord shall have the right to exhibit the Project to prospective tenants and to erect on the Building and/or Project a suitable sign indicating that the Project is available for lease. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Building or Project and shall meet with Landlord for a joint inspection of the Project at the time of vacating. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Building or Project shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

                     ARTICLE 10:  LENDER AND FINANCING PROVISIONS
                     --------------------------------------------

    10.1 SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Land, Building, and Project, and (b) any mortgage or deed of trust which may now exist or be placed upon the Land, Building, Project, land, ground leases, or underlying leases, and Landlord's interest or estate in any of said items, which is specified as security, but only if the holder of any such ground lease, underlying lease, mortgage or deed of trust agrees in writing that, subject to the terms and conditions of this Lease, such holder will respect Tenant's rights and interests under this Lease. Notwithstanding the foregoing, Landlord or any such holder shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord. Tenant shall execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust.

    10.2 FINANCIAL STATEMENTS. At the request of Landlord, Tenant shall provide to Landlord current financial statements for Tenant and other information discussing the financial worth of Tenant which information Landlord shall use solely for purposes of this Lease, in a manner consistent with SECTION
21.23 hereof, and in connection with the ownership, management and disposition of the property subject hereto.

    10.3 ESTOPPEL CERTIFICATES.   Within ten (10) business days following a
request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of EXHIBIT E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective purchaser or mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Landlord hereby agrees to provide to Tenant an estoppel certificate signed by Landlord, containing the same types of information, and within the same period of time, as set forth above, with such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant, rather than from Tenant to Landlord or a lender of Landlord. Failure of Tenant or Landlord, as the case may be, to timely execute, acknowledge and deliver such estoppel certificate upon ten (10) additional days written notice from the requesting party shall constitute an acknowledgment by the other party that statements included in the estoppel certificate are true and correct, without exception.

                            ARTICLE 11:  SECURITY DEPOSIT
                            -----------------------------

    11.1 DEPOSIT OF CASH AND LETTERS OF CREDIT. Tenant has previously paid to or deposited with Landlord as required by the Agreement Regarding Closing between Landlord, Tenant and Crescent, the following: (a) $192,377 in cash (the "CASH SECURITY DEPOSIT"), (b) a letter of credit (the "SECOND LETTER OF CREDIT") in the amount of $1,154,262 issued by The Bank of Nova Scotia to Landlord, as beneficiary, for the account of Tenant, and (c) a letter of credit (the "FIRST LETTER OF CREDIT"), in the amount of $4,825,000, issued by The Bank of Nova Scotia to Crescent as beneficiary, for the account of Tenant, the rights of Crescent thereunder having been transferred to Landlord upon Landlord's acquisition of the Project. For purposes hereof, the First Letter of Credit and the Second Letter of Credit shall be together referred to as the "LETTERS OF CREDIT." The Cash Security Deposit and the Letters of Credit will be held as security for timely performance of Tenant's obligations and liabilities under the Agreement Regarding Assignment of Build-to-Suit Purchase Agreement dated of even date between Landlord and Tenant, the Agreement Regarding Closing of even date between Landlord, Tenant and Crescent, and this Lease (collectively, the "SECURED AGREEMENTS"). Interest shall not accrue on the Cash Security Deposit or the proceeds of any Letter of Credit held by Landlord. If Landlord elects to hold all or any portion of such funds in an interest bearing account (which Landlord has no obligation to do), such interest shall accrue for the sole benefit of the Landlord, and shall not become a portion of the Cash Security Deposit or any other security hereunder, and shall not in any event be paid to or for the benefit of Tenant.

    11.2 SPECIAL PROVISIONS REGARDING LETTERS OF CREDIT.  No later than sixty
(60) days prior to the expiration date of any Letter of Credit, Tenant shall deliver to Landlord a substitute Letter of Credit similar in form, substance and amount, and issued by the same issuer or another issuer approved by Landlord (which approval shall not be unreasonably withheld by Landlord for an issuing bank with a credit rating better than BBB+ by Standard and Poor and providing for a place of presentation in a major urban area in the continental United States), to the Letter of Credit to be replaced (except that the expiration date shall be no sooner than twelve (12) months after the date such Letter of Credit is issued). Tenant's failure to timely deliver a substitute Letter of Credit under this SECTION 11.2 or as required by SECTION 16.1(g) shall, without notice, demand or cure rights, automatically constitute an Event of Default hereunder and, in addition to any other right or remedy available to Landlord hereunder or otherwise available at law or in equity, Landlord may cash such Letter(s) of Credit and hold such cash collateral as security for the obligations formerly secured by such Letter(s) of Credit and/or apply such amounts to any amounts due or to become due by Tenant under this Lease. Any such proceeds of the First Letter of Credit which Landlord elects to apply to Tenant's obligations under this Lease shall be applied first to the Amortized Improvement Repayment (whether or not then due and owing), and then to any other amounts then due or past due by Tenant hereunder. Any such proceeds of the Second Letter of Credit which Landlord elects to apply to Tenant's obligations under this Lease will be applied first to amounts then due and owing and amounts past due under this Lease, and then to amounts not yet accrued hereunder. Tenant recognizes, however, that Landlord has negotiated for collateral in the form of letters of credit because of additional security and benefits associated with letters of credit; therefore, Landlord shall not in any event be required to draw upon a Letter of Credit to "cure" any failure to deliver a substitute or extension Letter of Credit hereunder, and shall be entitled to all rights and remedies available at law or in equity upon the occurrence of an Event of Default. If Tenant fails to timely deliver a substitute or renewal Letter of Credit as required by this Lease and Landlord draws upon the Letter of Credit and holds the proceeds as security for Tenant's obligations under this Lease, and Tenant subsequently delivers such substitute or renewal Letter of Credit to Landlord in a form which otherwise complies with the requirements of this Lease, then, so long as no other Material Default or Bankruptcy Event has occurred and is continuing as of such date, Landlord shall accept such substitute or renewal Letter of Credit, and shall return the remainder of the cash proceeds of the draw under the prior Letter of Credit, but not to the extent the remainder of such proceeds exceed the amount of the substitute Letter of Credit. Upon termination of the Lease Term and satisfaction of all of Tenant's obligations, duties and liabilities under the Secured Agreements, Landlord shall return the undrawn Letters of Credit to Tenant.

    11.3 RIGHTS UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default or a Bankruptcy Event, without further confirmation or verification, Landlord shall be entitled to draw, in whole or in part, either or both of the Letters of Credit and be paid the amount drawn thereon. It is expressly understood and agreed that neither the Cash Security Deposit nor the Letters of Credit are an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any Event of Default or a Bankruptcy Event, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use the Cash Security Deposit and/or any draw(s) made on the Letters of Credit to the extent necessary to make good any arrears of Rent or other payments due or to become due to Landlord hereunder, and any other damage, injury, expense or liability caused by such Event of Default or Bankruptcy Event. Application of the Cash Security Deposit or the proceeds of the Second Letter of Credit will not cure any default hereunder unless immediately following such application Tenant restores the Cash Security Deposit or the Second Letter of Credit, as applicable, to its original amount as it existed immediately prior to such application. Although the Cash Security Deposit shall be deemed the property of Landlord, any remaining balance shall be returned by Landlord to Tenant at such time after termination of this Lease that all of the Tenant's obligations, duties and liabilities under the Secured Agreements have been fulfilled.

    11.4 REDUCTION OF FIRST LETTER OF CREDIT. Notwithstanding the foregoing, so long as no Material Default or Bankruptcy Event has occurred and is continuing, and no default has occurred in the payment or performance of Tenant's obligations, duties or liabilities under the other Secured Agreements, Tenant may no more frequently than annually or each renewal date for the First Letter of Credit, reduce the face amount of the First Letter of Credit to an amount equal to the unpaid Amortized Improvement Repayment as of such date, which amount shall be calculated in accordance with the special improvements amortization schedule attached hereto as EXHIBIT H.

    11.5 RETURN OF SECOND LETTER OF CREDIT. Notwithstanding the foregoing, so long as (a) no Material Adverse Change has occurred in the financial condition of Tenant as of the Term Commencement, and (b) no Material Default or Bankruptcy Event has occurred and is continuing as of the Term Commencement Date, Landlord shall return the Second Letter of Credit to Tenant on the Term Commencement Date, and following such return, the term "Letter of Credit" shall refer only to the First Letter of Credit (unless Tenant is later required to deliver and maintain the Second Letter of Credit under SECTION 12.4 hereof). If the conditions to Landlord's obligation to return the Second Letter of Credit to Tenant on the Term Commencement Date are not satisfied as of the Term Commencement Date, Tenant shall maintain the Second Letter of Credit as required hereby for the Lease Term unless and until the date that both of the following conditions have been satisfied: (x) the Standard and Poor rating for Tenant is "BBB-" or better, and (y) no Material Default or Bankruptcy Event has occurred and is continuing (provided, however, that if Landlord has required that Tenant maintain the Second Letter of Credit under SECTION 12.4 hereof, the Second Letter of Credit will not be returned). For purposes hereof, a "MATERIAL ADVERSE CHANGE" shall be deemed to have occurred with respect to Tenant if, for the twelve (12) month period ending on the last day of the quarterly fiscal period of Tenant ending immediately prior to the Term Commencement Date, the Net Sales of Tenant are less than $350,000,000, or Tenant's EBITDA (and calculated with adjustments for charges related to Tenant's calendar year 1997 recapitalization) is less than $40,000,000. For purposes hereof, (i) the term "NET SALES"means Tenant's gross sales less discounts, allowances and returns;
(ii) the term "EBITDA" shall have the meaning assigned to such term in Tenant's Corporate Credit Agreement; and (iii) the term "TENANT'S CORPORATE CREDIT AGREEMENT"means the loan or credit agreement governing Tenant's primary third party credit facility, as of the Term Commencement Date. If Tenant's Corporate Credit Agreement fails to include a definition for such term, Landlord and Tenant shall negotiate in good faith to agree upon a definition for such term(s) in a manner consistent with this Agreement generally accepted accounting practices, consistently applied.

    11.6 OBLIGATION TO MAINTAIN THE FIRST LETTER OF CREDIT. If at any time during the Lease Term no Material Default or Bankruptcy Event has occurred and is continuing and the Standard and Poor rating for Tenant is "BBB-" or better, Landlord shall, upon Tenant's request, return the First Letter of Credit to Tenant (so long as such conditions continue to be satisfied as of the date Tenant requests such return). Notwithstanding the foregoing, if at any time subsequent to the return of the First Letter of Credit the Standard & Poor rating for Tenant is not "BBB-" or better, Tenant shall within thirty (30) days deliver to Landlord a new First Letter of Credit in form and substance similar to the original First Letter of Credit, except that the amount thereof shall not exceed the unpaid Amortized Improvement Repayment as of such date (calculated in accordance with EXHIBIT H attached hereto) and the expiration date therefor shall be no sooner than twelve (12) months after the date of issuance. Tenant shall maintain the First Letter of Credit as required by this Agreement at all times that the Standard & Poor rating of Tenant is not "BBB-" or better, and Landlord shall not require that Tenant maintain such First Letter of Credit and will return same (within thirty (30) days following the date Tenant requests in writing that Tenant return same and delivers to Landlord evidence of the requisite Standard and Poor rating) at all times Tenant's Standard & Poor rating is BBB- or better.

                        ARTICLE 12:  ASSIGNMENT AND SUBLETTING
                        --------------------------------------

    12.1 CONSENT REQUIRED. Except for an Approved Sublease, Tenant shall not assign or sublet the Project or any part thereof without Landlord's prior written approval, which approval shall not be unreasonably withheld so long as
(a) no Material Event of Default has occurred and remains uncured, (b) the proposed assignee or subtenant's activities at the Project will not involve a violation of ARTICLES 3 OR 8 hereof, (c) the proposed assignee or subtenant is of sound financial condition, and (d) Tenant has not previously assigned this Lease or its rights hereunder. For purposes hereof, the term "APPROVED SUBLEASE" means a sublease of less than thirty percent (30%) (or thirty percent (30%) calculated in the aggregate all subleases) of the Building so long as the following conditions are satisfied: (i) no Material Event of Default has occurred and is continuing, (ii) the use of the Project by such subtenant shall be limited to the Permitted Use, (iii) such sublease complies with one (1) or more of the following: (A) a sublease to an entity wholly owned or controlled by Tenant, (B) a sublease to a party or parties conducting business as a supplier, distributor or otherwise with respect to Tenant's activities at the Project, and for a term not to exceed ninety (90) days, or (C) the proposed sublessee is of sound financial condition, (iv) the activities of such subtenant at the Project shall be limited to uses not detrimental to the Project,
(v) Tenant has not previously assigned this Lease or its rights hereunder, and
(vi) the term of the sublease is shorter than the then remaining Lease Term. If Tenant desires to assign this Lease or sublet any or all of the Project, Tenant shall give Landlord written notice forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Landlord shall then have a period of thirty (30) days following receipt of such notice and the information required hereunder to notify Tenant in writing that Landlord elects to either
(x) refuse to consent to the proposed assignment or sublease, or (y) permit Tenant to assign this Lease or sublet such space, except that Landlord may not refuse to consent to an Approved Sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (x) above. Prior to the effective date of any assignment or sublease (whether or not permitted hereunder), Tenant shall furnish to Landlord true, correct and complete copies of all documents, instruments and other information executed or delivered in connection therewith.

    12.2 BONUS RENT. Any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder, after amortization of (a) the reasonable cost of any improvements (including demolition of the Subject Alterations) which Tenant has made for the purpose of assigning or subletting all or part of the Project and (b) reasonable subletting and assignment leasing commissions paid by Tenant to unaffiliated third parties, shall be paid one-half (1/2) to Tenant and one-half (1/2) to Landlord.

    12.3 MARKET RENT. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for such subletting or assignment.

    12.4 OTHER TRANSFERS. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this paragraph. If Tenant is a partnership, joint venture, limited liability company, trust or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, or operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings), so as to result in a change in the present control of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for purposes of this ARTICLE 12. Notwithstanding the foregoing, none of the following events shall constitute an "assignment" for purposes of this Lease (except that Tenant shall remain liable and SECTION 12.6 shall apply thereto) so long as such assignee continues to use the Property for a Permitted
Use: (a) a sale of all or substantially all the assets of Tenant or all or substantially all of the corporate shares of Tenant in a single transaction or a staged transaction which is part of an integrated whole (provided, however, that if Landlord determines that such transaction will cause a material denigration in the financial condition of the Tenant under this Lease, Landlord may require as a condition thereto that Tenant restore and maintain the Second Letter of Credit), (b) one or more public offerings of some or all of Tenant's equity securities or the trading of such publicly offered shares thereafter, or (c) any other sale of shares of Tenant leading to a change in control, so long as Landlord agrees in writing that such sale shall not constitute an "assignment" for purposes of this Lease.

    12.5 NO RELEASE.  No assignment or subletting by Tenant shall relieve
Tenant of any obligations under this Lease (or under any amendments to this Lease or under any new Lease as contemplated by ARTICLE 18 hereof, for which each and every Tenant hereunder shall have full joint and several liability). Any assignment or subletting which conflicts with the provisions of this ARTICLE 12 shall, at Landlord's election, be voidable.

    12.6 EFFECT OF ASSIGNMENT OR SUBLEASE. Upon an assignment of or sublease under this Lease, (a) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (b) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the assignment or sublease, and (c) no assignment or sublease relating to this Lease or agreement entered into with respect thereto shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Each and every sublease under this Lease shall be subordinate to this Lease.

                              ARTICLE 13:  CONDEMNATION
                              -------------------------

    13.1 SUBSTANTIAL TAKING. Each of Landlord and Tenant shall notify the other promptly upon notice of a condemnation or threatened condemnation of all or any portion of the Project. If the whole or any substantial portion of the Project (which shall be deemed to mean sixty percent (60%) or more of the Building or the Land) should be taken or condemned for any public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with Tenant's Permitted Use of the Project, this Lease shall terminate and the Rent (but excluding the Amortized Improvement Repayment) shall be abated during the unexpired portion of this lease, effective when the physical taking of said Project shall have occurred.

    13.2 PARTIAL TAKING. If a portion of the Project should be taken or condemned for any public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in SECTION 13.1 above, this Lease shall not terminate, but the Rent (but excluding the Amortized Improvement Repayment) payable hereunder during the unexpired portion of the Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

    13.3 AWARD. Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired portion of this Lease. Notwithstanding the foregoing, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost, loss of goodwill or otherwise, shall be and remain the property of Tenant, and upon Tenant's request Landlord will, at Tenant's expense, cooperate with Tenant in Tenant's efforts to assert such separate award(s) so long as neither Landlord's cooperation nor the separate award(s) sought by Tenant will negatively impact Landlord or Landlord's condemnation-related claim(s).

    13.4 PAYMENT OF AMORTIZED IMPROVEMENT REPAYMENT. Notwithstanding anything set forth herein to the contrary, upon any termination of this Lease under this
ARTICLE 13, Tenant shall pay to Landlord the unpaid Amortized Improvement Repayment as of such date, calculated as described in EXHIBIT H attached hereto. Notwithstanding SECTION 13.3 hereof, upon payment in full of the Amortized Improvement Repayment, upon Tenant's request, Landlord will assign to Tenant (without recourse, representation or warranty) Landlord's condemnation award, if any, with respect to the special improvements paid for with the $4,825,000 Amortized Improvement Repayment, and will reasonably cooperate with Tenant (at Tenant's sole cost and expense) with respect to any separate claim Tenant may file with respect to such improvements.

                             ARTICLE 14:  CASUALTY DAMAGE
                             ----------------------------

    14.1 CASUALTY. If the Project or any portion thereof should be damaged or destroyed by any casualty, Tenant shall give immediate written notice thereof to Landlord and shall, within thirty (30) days thereafter, notify Landlord if Tenant wishes to rebuild or wishes Landlord to rebuild (consistent, however, with Landlord's obligations to do so under this ARTICLE 14). Tenant shall have the option to rebuild so long as no Material Default or Bankruptcy Event has occurred and is continuing as of such date, Tenant deposits with Landlord (or such other party as may be holding the insurance proceeds as provided in
SECTION 6.1 hereof) the additional amounts, if any, required to complete such rebuilding, and, prior to the commencement of such construction or renovation, Landlord has approved the plans and specifications, construction means and methods and contractors and primary subcontractors for such work (provided, however, that Landlord shall not unreasonably withhold its consent to such plans and specifications if such improvements (a) will be structurally sound and comply in all respects with Governmental Requirements and the CCR's, (b) will be substantially similar to or better in quality than the improvements as of the Term Commencement Date, (c) in Landlord's sole but reasonable discretion, will have a value which equals or exceeds the value of the improvements prior to such casualty, and (d) have substantially the same size, area and dimensions as the pre-casualty improvements.

    If Tenant does not elect, or is not authorized to elect to so rebuild, then Tenant shall immediately pay to Landlord (or such other party as may be holding the insurance proceeds under SECTION 6.1 hereof) the applicable deductible and, within sixty (60) days following the date of Tenant's notice of election or other notice with respect to the unavailability of Tenant's option to rebuild under this SECTION 14.1 (it being understood and agreed that Landlord shall have sixty (60) days following final resolution of all issues associated with Tenant's right to rebuild under this SECTION 14.1 before Landlord is required to give the notice required hereby), Landlord shall notify Tenant whether in Landlord's opinion such repairs can be made either (a) within ninety (90) days,
(b) in more than ninety (90) days, but in less than twenty-four (24) months, or
(c) in more than twenty-four (24) months from the date of such notice.

    14.2 MINOR DAMAGE. Subject to the provisions of SECTION 14.1 of this Lease, if the Building should be damaged by any casualty but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within ninety (90) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Building by Tenant. If the Building is untenantable in whole or in part following such damage, the Rent (but excluding the Amortized Improvement Repayment) payable hereunder during the period in which it is untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

    14.3 PARTIAL DAMAGE. Subject to the provisions of SECTIONS 14.1 and 14.10 of this Lease, if the Building should be damaged by any casualty, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed in more than ninety (90) days but in less than twenty-four (24) months, then Landlord shall have the option of either (a) terminating the Lease upon not less than one hundred and eighty (180) days notice, or (b) electing to rebuild or repair the Building to substantially the condition in which it existed prior to such damage except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Building by Tenant. If the Building is untenantable in whole or in part following such damage, the Rent (but excluding the Amortized Improvement Repayment) payable hereunder during the period in which it is untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within twenty-four (24) months after the date upon which Landlord is notified by Tenant of such damage, such period of time to be extended for delays caused by the fault or neglect of Tenant or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, windy, stormy or inclement weather, inability to obtain materials, supplies or fuels, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the reasonable control of Landlord, Tenant may at its option terminate this Lease by delivering one hundred and eighty (180) days prior written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

    14.4 MAJOR DAMAGE. Subject to the provisions of SECTIONS 14.1 and 14.10 of this Lease, if the Building should be damaged by any casualty and rebuilding or repairs cannot in Landlord's estimation be completed within twenty-four (24) months after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate upon not less than one hundred eighty (180) days notice and the Rent (but excluding the Amortized Improvement Repayment) shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

    14.5 LENDER REQUIREMENTS. Notwithstanding anything herein to the contrary, but subject to the provisions of SECTION 14.10 below, in the event that a holder of any indebtedness secured by a mortgage or deed of trust covering the Project requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease upon not less than one hundred and eighty (180) days notice by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

    14.6 UNINSURED LOSS. Subject to the provisions of SECTION 14.10 below, if the Building or Project is damaged or destroyed by any casualty that is uninsured (excluding the amount of the deductible), then regardless of the length of time to restore the damage portion of the property, Landlord shall have the right to terminate this Lease.

    14.7 END OF TERM. Subject to the provisions SECTION 14.10 below, in the event of a property loss occurring during the last two (2) years of the Initial Term hereof or of any Extension Term for which Tenant has duly exercised its renewal option hereunder, Landlord need not undertake any repairs and may cancel this Lease upon one hundred and eighty (180) days' notice.

    14.8 AMORTIZED IMPROVEMENT REPAYMENT. Notwithstanding anything set forth herein to the contrary, upon any termination of this Lease under this ARTICLE 14, Tenant shall pay to Landlord the unpaid Amortized Improvement Repayment as of such date, calculated in accordance with EXHIBIT H attached hereto.

    14.9 REPAIR COSTS. Landlord shall only be obligated to make repairs pursuant to ARTICLE 14 of this Lease out of the insurance proceeds paid to Landlord. In the event the insurance award under Landlord's casualty insurance (but in any event excluding any rental loss insurance proceeds) exceeds the aggregate costs, losses and expenses of Landlord in connection with such casualty and the repair of same, and in the event Landlord repairs the Project with the proceeds hereof and this Lease remains in effect, then, to the extent Landlord's casualty insurance policy and proceeds include losses with respect to Tenant's personal property or fixtures at the Project, no Material Default or Bankruptcy Event has occurred and is continuing, and Tenant is not otherwise compensated for such losses, Landlord shall pay such excess casualty insurance proceeds (and specifically include rental loss insurance proceeds) to Tenant.

    14.10 TENANT'S OPTION TO AVOID TERMINATION. Within thirty (30) days following receipt by Tenant of any Lease termination notice from Landlord under this ARTICLE 14, Tenant shall have the option to notify Landlord of its intent to rebuild, restore and/or repair the Project so long as, prior to the commencement of construction or renovation, Landlord has approved the plans and specifications, construction means and methods and contractors and primary subcontractors for such work (provided, however, that Landlord shall not unreasonably withhold its consent to the plans and specifications if such improvements (a) will be structurally sound and comply in all respects with Governmental Requirements and the CCR's, (b) will be substantially similar to or better in quality than the improvements as of the Term Commencement Date, (c) in Landlord's sole but reasonable discretion, will have a value which equals or exceeds the value of the improvements prior to such casualty, and (d) have substantially the same size, area and dimensions as the pre-casualty improvements, and Tenant deposits with Landlord or its mortgagee sufficient funds for such rebuilding, restoration or repair, to be held and disbursed by Landlord or such mortgagee to pay such costs as incurred). Notwithstanding the foregoing, Tenant may begin grading and clearing for site preparation work prior to Tenant's deposit of funds sufficient to pay for all such rebuilding, repair or restoration if, as of the date of commencement of such site preparation work
(i) the Standard and Poor rating for Tenant is "BBB-" or better, and (ii) Tenant delivers to Landlord a letter of credit meeting the requirements of ARTICLE 11 of this Lease, but in an amount equal to the total costs for all such
rebuilding, restoration or repair.   Tenant shall furnish Landlord such
information, documentation, permits, plans and specifications and other matters with respect to the proposed work as Landlord may request. Upon Landlord's written confirmation that the conditions to this SECTION 14.10 have been satisfied, Landlord's termination notice shall be deemed to be revoked, and Tenant shall diligently prosecute such work in a good and workmanlike manner, and consistent with the materials furnished to Landlord under this SECTION 14.10.

                              ARTICLE 15:  HOLDING OVER
                              -------------------------

    If Tenant shall retain possession of the Project or any portion thereof without Landlord's consent following the expiration of the Lease or sooner termination for any reason, then Tenant shall pay to Landlord, in addition to other amounts due and owing by Tenant under this Lease (calculated as if the Lease Term were extended for the holdover period), for each day of such retention triple the amount of the Scheduled Base Rent (prorated on a daily basis) for the first month prior to the date of expiration or termination; provided, however, upon not less than one hundred twenty (120) days written notice from Tenant, and so long as no Material Default has occurred and is continuing, Tenant may request that Tenant retain possession of the Project for either one (1) or two (2) months following the expiration or termination of the Lease Term for the sole purpose of completing the removal of the Subject Alterations in a manner consistent with the Demolition Memo, and the Scheduled Base Rent monthly rental for each month in such one (1) or two (2) month period shall be one hundred and fifty percent (150%) of the Scheduled Base Rent for the month ending immediately prior to the expiration or termination of the Lease Term. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the Project including, without limitation, any claims made by any succeeding tenant founded on such delay (which indemnity amount shall be reduced by the amount by which holdover Scheduled Base Rent under this ARTICLE 15 which is paid by Tenant exceeds the product of (a) Scheduled Base Rent for the month ending immediately prior to such holdover period, times (b) the number of months in such holdover period. Alternatively, if Landlord gives notice of Landlord's consent to Tenant's holding over, such holding over shall constitute renewal of the Lease on a month-to-month basis, requiring payment of Scheduled Base Rent at the rate provided in this ARTICLE 15 and on the other terms and conditions of this Lease. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease, and nothing contained in this paragraph shall waive Landlord's right of reentry or any other right. Unless Landlord exercises the option hereby given to it, Tenant shall be only a tenant at sufferance, whether or not Landlord accepts any Rent from Tenant while Tenant is holding over without Landlord's written consent. Additionally, in the event that upon termination of the Lease, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Project or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this ARTICLE 15 shall apply; provided, however, that with respect to Scheduled Base Rent for such additional holdover period, Tenant shall be credited in full for any Scheduled Base Rent received by Landlord as damages under the provisions of ARTICLE 16 of this Lease which relate to such additional holdover period.

                                 ARTICLE 16:  DEFAULT
                                 --------------------

    16.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" on the part of Tenant:

         (a) ABANDONMENT. For any period prior to the last year of the Lease Term, vacation or abandonment of the Building for a continuous period in excess of thirty (30) days; provided, however, that if Tenant is actively seeking an assignee or subtenant for this Lease which Tenant in good faith believes will be acceptable to Landlord, and the Standard and Poor rating of Tenant is "BBB-" or better, such thirty (30)-day period may be extended for up to (i) if Tenant has assigned its rights under this Lease, one (1) year, or (ii) if Tenant has not assigned its rights under this Lease, five (5) years, but in either case only so long as Tenant continues to actively seek an acceptable assignee for this Lease or subtenant for the Premises and maintains such Standard and Poor rating; provided, however, that in the case of SUBSECTION (II), above, extending such period to five (5) years, it is understood, agreed and confirmed that at any time after the expiration of the first year of such five (5) year period, and without declaring a default hereunder, Landlord shall have the option but not the obligation, to terminate this Lease or relet the Project as provided in SECTIONS 16.2(A)(I) and (II) hereof, and Tenant shall be liable to Landlord for all damages, claims and other amounts which would otherwise be payable by Tenant under SECTION 16.2 hereof if an Event of Default had occurred and Landlord exercised such remedy in connection therewith.

         (b) NONPAYMENT OF RENT. Failure to pay any installment of Rent or any other amount due hereunder upon the date when said payment is due, and the continuance of such failure for ten (10) days following written notice from Landlord (or its agent) of such failure. All failures to pay any monetary obligation to be paid by Tenant under this Lease shall be construed as obligations for payment of Rent.

         (c) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in SUBSECTIONS
(A), (B), (G) or (H) of this SECTION 16.1, such failure continuing for thirty
(30) days after written notice of such failure, or such longer period as Landlord reasonably determines to be reasonably necessary to remedy such default, provided that Tenant shall continuously and diligently pursue such remedy at all times until such default is cured.

         (d) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of its creditors.

         (e) RECEIVERSHIP. The employment of a receiver, trustee or liquidator to take possession of all or substantially all of the assets of Tenant or of the Project, if such attachment or other seizure remains undismissed or undischarged for a period of ninety (90) days after the levy thereof.

         (f) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of the assets of Tenant or of the Project, if such attachment or other seizure remains undismissed or undischarged for a period of ninety (90) days after the levy thereof.

         (g) LETTERS OF CREDIT - ISSUER. Landlord notifies Tenant in writing that a material adverse change has occurred in the financial condition or net worth of the issuer of any Letter of Credit or that Landlord believes that the ability or willingness of any issuer of any Letter of Credit has been impaired, and Tenant fails to deliver to Landlord within sixty (60) days following the date of such notice substitute Letter(s) of Credit issued by another issuer acceptable to Landlord and otherwise conforming in amount, form and substance to the Letter(s) of Credit being replaced (except that the expiration date of such substitute Letter(s) of Credit shall be no sooner than the expiration date of the Letter of Credit being replaced).

         (h) LETTER OF CREDIT. Tenant fails to deliver substitute Letter(s) of Credit to Landlord at the times and in the manner required by SECTION 11.2 hereof.

    16.2 RIGHTS AND REMEDIES UPON DEFAULT.

         (a) REMEDIES UPON DEFAULT. On the occurrence and during the continuance of an Event of Default, Landlord may pursue any one or more of the following remedies without any notice or demand whatsoever, except as otherwise indicated:

              (i) LEASE TERMINATION. Terminate this Lease by giving written notice of termination to Tenant, in which event Tenant shall immediately surrender the Project to Landlord. If Tenant fails to so surrender the Project, then Landlord may, without prejudice to any other remedy it has for possession of the Project or arrearages in Rent or other damages, re-enter and take possession of the Project and expel or remove Tenant and any other person occupying the Project or any part thereof, without being liable for any damages, whether caused by the negligence of Landlord or otherwise (excepting Landlord's gross negligence or willful misconduct), all of which damages are hereby waived by Tenant.

              (ii) RELETTING. Landlord may re-enter and take possession of the Project without terminating this Lease and without being liable for any damages, whether caused by the negligence of Landlord or otherwise (excepting Landlord's gross negligence or willful misconduct) (all of which damages are hereby waived by Tenant), and relet the Project and apply the rent received to the account of Tenant. No reletting by Landlord is considered to be for its own account unless Landlord has notified Tenant in writing that this Lease has been terminated. Landlord may relet the Project on whatever terms and conditions Landlord, in its sole discretion, deems advisable. Landlord's action under this SUBSECTION 16.2(A)(II) is not considered an acceptance of Tenant's surrender of the Project unless Landlord so notifies Tenant in writing.

              (iii) LANDLORD PERFORMANCE OF TENANT'S OBLIGATIONS. Re-enter the Project without terminating this Lease and without being liable for any damages, whether caused by the negligence of Landlord or otherwise (excepting Landlord's gross negligence or willful misconduct), and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall pay to Landlord, on demand, the expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease, PLUS interest thereon at the rate provided in
SECTION 16.4 until repaid.

         (b) TENANT PAYMENTS. Upon the occurrence of an Event of Default by Tenant with respect to which Landlord elects to either terminate this Lease or terminate Tenant's possession of the Project without terminating this Lease (and without limiting Tenant's obligations provided elsewhere in this Lease, including under SUBSECTION 16.2(D) below) and until Landlord relets the Project, Tenant shall pay to Landlord, by the first day of each calendar month, the amount owed by Tenant under this Lease. After the Project has been relet by Landlord, Tenant shall pay to Landlord, on the 20th day of each calendar month, the difference between the amount owed by Tenant under this Lease and the amount actually collected by Landlord for that month. If Landlord brings suit to collect a deficiency, Landlord may allow the deficiency to accumulate and may bring an action on several or all of the accrued deficiencies at one time. No suit shall prejudice Landlord's right to bring a similar action for any deficiency or deficiencies that arise later. Any amount collected by Landlord for any calendar month from subsequent tenants which exceeds the amounts owed by Tenant shall be credited to reduce Tenant's future liability in a calendar month for which the amount collected by Landlord is less than the amount owed by Tenant, as Tenant's sole right to that excess.

              (B)       [Intentionally Deleted].

         (c) PAYMENTS. All payments by Tenant under this Lease shall be paid without deduction, offset or recoupment whatsoever, to Landlord at the address specified in the Basic Lease Information or to such other firm or to such other place as Landlord may from time-to-time designate in writing or pursuant to wire transfer instructions which shall be on file with Tenant at all times during the term of this Lease, which instructions may be modified at any time by Landlord by written notice to Tenant.

         (d) MEASURE OF CERTAIN DAMAGES. In all events, Tenant is liable for all damages of whatever kind or nature, direct or indirect, suffered by Landlord as a result of the occurrence of an Event of Default. If Tenant fails to promptly pay Landlord for the damages suffered, Landlord may pursue a monetary recovery from Tenant. Included among those damages are all expenses incurred by Landlord in repossessing the Project (including increased insurance premiums resulting from Tenant's vacancy), all expenses incurred by Landlord in reletting the Project (including those incurred for advertisements and brokerage fees and needed repairs, remodeling and replacements), all concessions granted to a new tenant on a reletting, all losses incurred by Landlord as a result of Tenant's default, a reasonable allowance for Landlord's administrative costs attributable to Tenant's default, and all reasonable attorneys' fees and expenses incurred by Landlord in enforcing any of Landlord's rights or remedies against Tenant. All capital expenditures reasonably incurred by Landlord in constructing additions or alterations for the reletting of the Project and all rent concessions granted to a new tenant as a term or condition of such reletting shall be amortized over the term of such new lease or, with respect to the cost of additions and alteration, the shorter useful life of such additions and alterations as reasonably determined by Landlord.

         (e) PAYMENT OF AMORTIZED IMPROVEMENT REPAYMENT. At Landlord's option, upon the occurrence and during the continuance of an Event of Default, and in addition to (but without duplication of, e.g. drawing on the First Letter of Credit) any other right or remedy of Landlord in connection therewith, Tenant shall pay to Landlord the unpaid Amortized Improvement Repayment as of such date, calculated in accordance with EXHIBIT H attached hereto.

         (f) NO ELECTION OF REMEDIES. Pursuit of any of the foregoing remedies does not constitute an irrevocable election of remedies nor preclude pursuit of any other remedy provided elsewhere in this Lease or by applicable law, and none is exclusive of another unless so expressly provided in this Lease or by applicable law. Likewise, except to the extent provided specifically to the contrary in this Lease, such as in SECTIONS 4.2(B) and 16.4, forbearance by Landlord to enforce one or more of the rights or remedies available to it upon an Event of Default does not constitute a waiver of that default or of the right to exercise that right or remedy later or of any rent, damages or other amounts due to Landlord hereunder. Amounts drawn by Landlord under the Letters of Credit shall be applied to satisfy Tenant's obligations under this Lease, whether or not then due and owing.

         (g) LIEN FOR RENT. SUBJECT TO ANY SECURITY INTEREST OR CONDITIONAL SALES CONTRACT IN FAVOR OF A THIRD PARTY NOT AN AFFILIATE OF TENANT, WHICH SHALL HAVE PRIORITY, TENANT HEREBY GRANTS TO LANDLORD A LIEN AND SECURITY INTEREST IN TENANT'S PROPERTY (TOGETHER WITH THE PROCEEDS FROM THE DISPOSITION OF THOSE ITEMS) AS SECURITY FOR PAYMENT OF ALL RENT AND OTHER SUMS AGREED TO BE PAID BY TENANT IN THIS LEASE. THE PROVISIONS OF THIS SUBSECTION 16.2(G) CONSTITUTE A SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE LAND IS LOCATED, AND LANDLORD HAS AND MAY ENFORCE A SECURITY INTEREST IN TENANT'S PROPERTY. LANDLORD MAY AT ITS ELECTION AT ANY TIME FILE A PHOTOCOPY OF A MEMORANDUM OF THIS LEASE AS A FINANCING STATEMENT. LANDLORD, AS SECURED PARTY, HAS ALL OF THE RIGHTS AND REMEDIES AFFORDED A SECURED PARTY UNDER THE UNIFORM COMMERCIAL CODE OF THE STATE IN WHICH THE LAND IS LOCATED IN ADDITION TO AND CUMULATIVE OF THE LANDLORD'S LIENS AND RIGHTS PROVIDED BY LAW OR BY THE OTHER TERMS AND PROVISIONS OF THIS LEASE.

    Upon Landlord's request, Tenant agrees to execute UCC-1 financing statements with respect to the security interests granted herein.

    16.3 [INTENTIONALLY DELETED].


    16.4 INTEREST. Any amount owed by Tenant to Landlord which is not paid on or before the date thirty (30) days after the date due shall bear interest at the lesser of (a) the rate per annum which shall from day to day be equal to the sum of two and one-half percent (2-1/2%) over the prime rate reported in the Wall Street Journal as published closest prior to the date when due, or the (b) the maximum rate of interest permitted to be contracted for by applicable law. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease, and shall be due and payable by Tenant on or before the date thirty (30) days following receipt by Tenant of an invoice with respect to such interest sent by or on behalf of Landlord (which invoice shall be sent by Landlord within sixty (60) days following the end of any calendar month for which interest is being so invoiced or the liability therefor shall be deemed waived by Landlord).

    16.5 REMEDIES CUMULATIVE. All rights, privileges and elections or remedies of the parties are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein. All amounts drawn by Landlord under any Letter of Credit shall be applied by Landlord to amounts due or to become due by Tenant under this Lease.

    16.6 BANKRUPTCY. If at any time during the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of the property of Tenant, or if a receiver or trustee takes possession of any of the assets of Tenant, or if the leasehold interest herein passes to a receiver, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement (any of which are referred to herein as a "BANKRUPTCY EVENT"), then the following provisions shall apply:

         (a) In all events any receiver or trustee in bankruptcy of Tenant as debtor in possession ("DEBTOR") shall either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief."

         (b) In the event of an assumption of the Lease by a Debtor, receiver, or trustee, such Debtor, receiver, or trustee shall immediately after such assumption (i) cure any default or provide adequate assurances that defaults will be promptly cured; and (ii) compensate Landlord for actual pecuniary loss or provide adequate assurances that compensation will be made for actual pecuniary loss; and (iii) provide adequate assurance of future performance.

         (c) If an Event of Default has occurred, the party assuming the Lease may not require Landlord to provide services or supplies incidental to the Lease before its assumption by such trustee or Debtor, unless Landlord is compensated under the terms of the Lease for such services and supplies provided before the assumption of such Lease.

         (d) Landlord specifically reserves any and all remedies available to Landlord in ARTICLE 16 hereof or at law or in equity in respect of a Bankruptcy Event by Tenant to the extent such remedies are permitted by law, and the occurrence of any Bankruptcy Event shall constitute an additional Event of Default under this Lease.

    16.7 SUBLESSEES OF TENANT. If Landlord terminates this Lease following an Event of Default or Bankruptcy Event, or if this Lease is terminated or the Lease Term expires for any reason whatsoever, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Project or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder; provided, however, that Tenant shall be entitled to a full credit toward its rental obligations to Landlord under this Lease for any rent received by Landlord with respect to any such subleases, licenses, concessions or other consensual arrangements.

    16.8 WAIVER OF DEFAULT. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by Landlord or Tenant in enforcement of one or more of the remedies available to such party upon an Event of Default or Bankruptcy Event shall not be deemed or construed to constitute a waiver of such Event of Default or Bankruptcy Event. The acceptance of any

Rent hereunder by Landlord following the occurrence of any Event of Default, Potential Default or Bankruptcy Event, whether or not known to Landlord, shall not be deemed a waiver of any such Event of Default, Potential Default or Bankruptcy Event, except only a default in the payment of the Rent so accepted.

                          ARTICLE 17:  RIGHT OF FIRST OFFER
                          ---------------------------------

    In the event Landlord decides to sell the Project (with the exception of the sale of all or substantially all of Landlord's assets), and so long as Tenant has not assigned its rights hereunder, Landlord shall deliver written notice of its intent to sell (the "SELLING NOTICE") to Tenant. Upon receipt of the Selling Notice, Tenant shall have the right and option to offer to purchase the Project (the "OFFER RIGHT"), exercisable by written notice ("TENANT OFFER NOTICE") to Landlord at any time during a period of thirty (30) days from Tenant's receipt of the Selling Notice. Such Tenant Offer Notice shall provide that such sale to Tenant shall be an all-cash sale; the Project shall be conveyed to Tenant on an "as-is, where-is, with all faults" basis and without representations or warranties by Landlord except as to Landlord's existence and authority to convey the Project to Tenant, and free and clear of any voluntary encumbrances granted by Landlord with respect to the Project without Tenant's consent or which are caused or arise from Tenant's actions or inactions in violation of this Lease (any such encumbrances to be referred to herein as "LANDLORD ENCUMBRANCES"); Tenant's offer shall be absolute and subject to no contingencies; atTenant's option, this Lease shall be automatically terminated as of the date of such conveyance; and Landlord shall be automatically released with respect to all of its obligations and liabilities under this Lease as of the date of such conveyance. Tenant shall have the obligation to consummate the sale notwithstanding any casualty or condemnation that occurs with respect to the Project after delivery of the Tenant Offer Notice and before closing, and, at closing, Landlord shall assign to Tenant such casualty or condemnation proceeds, as applicable. Further, the Tenant Offer Notice shall outline the other material terms and conditions of the sale, including, without limitation, the purchase price, and the closing date. If the terms outlined in the Tenant Offer Notice are acceptable to Landlord, Landlord and Tenant shall enter into a purchase agreement consistent with the terms and conditions of such Tenant Offer Notice. Within forty-five (45) days following Landlord's acceptance thereof, Tenant shall purchase the Project within the period set forth in the Tenant Offer Notice and on the terms and conditions set forth herein and therein. If Tenant fails to purchase the Project after giving the Tenant Offer Notice, Landlord may either enforce Tenant's obligation to so purchase the Property by specific performance (and recover all costs of enforcement) or pursue Tenant for all losses, costs, damages and expenses incurred by Landlord because of such default. Notwithstanding anything set forth herein to the contrary, Tenant shall have no Offer Right if Tenant fails to pay to Landlord the entire unpaid Amortized Improvement Repayment under this Lease as of the date of closing (in addition to the purchase price set forth in this ARTICLE 17). If Landlord rejects the Tenant Offer Notice, Tenant shall have no further rights with respect to the Project under this ARTICLE 17, but if Landlord accepts bids for the Project from the public generally, Landlord will allow Tenant to submit a bid for purchase of the Project, although Landlord will not be required to accept Tenant's offer, it being agreed that Landlord may accept an offer lower than or less favorable to Landlord than Tenant's offer, and this ARTICLE 17 shall continue in effect if any such successor Landlord decides to sell the Project.

                                ARTICLE 18:  EXPANSION
                                ----------------------

    18.1 TENANT'S EXPANSION RIGHT. Landlord has of even date herewith entered into an Option Agreement (such agreement as it may from time to time be amended, restated, or supplemented, the "OPTION AGREEMENT") containing an "OPTION" (therein so called) for Landlord to purchase certain real property located adjacent to the Land, as more particularly described on EXHIBIT C attached hereto (the

"ADJACENT LAND"). At any time during the period commencing on the Term Commencement Date and ending on the date six (6) months prior to the termination of the Option Period under the Option Agreement (the "EXPANSION OPTION PERIOD"), if Tenant determines that it would like to expand its activities at the Project onto the Adjacent Land, Tenant shall comply with the provision of this ARTICLE 18 with respect thereto (the "EXPANSION RIGHT"). The Adjacent Land and the expansion of the Building and improvements proposed to be constructed on the Adjacent Land shall be referred to herein as the "EXPANSION PROJECT." Landlord agrees that Landlord will not voluntarily terminate the Option Agreement or any Purchase and Sale Agreement thereunder without Tenant's consent.

    18.2 EXERCISE OF TENANT'S EXPANSION RIGHT. Tenant may exercise the Expansion Right at any time during the Expansion Option Period by delivering written notice (the "TENANT EXPANSION NOTICE") to Landlord of Tenant's exercise of the Expansion Right. The Tenant Expansion Notice shall contain (i) Tenant's preliminary plans and specifications for the proposed expansion, (ii) Tenant's proposed schedule for construction and completion, and (iii) Tenant's proposed budget for the expansion (collectively, the "EXPANSION PROPOSAL").

    18.3 LANDLORD'S RESPONSE TO TENANT EXPANSION NOTICE. Within thirty (30) days following Landlord's receipt of the Tenant Expansion Notice, Landlord shall give Tenant a preliminary, non-binding indication of its interest in developing the Expansion Project for lease to Tenant. If Landlord's preliminary, non-binding response is favorable, Landlord and Tenant shall work diligently and in good faith to finalize the plans and specifications, budget, construction/project schedule and enter into an amendment to this Lease (the "EXPANSION AMENDMENT") consistent with SECTION 18.4 hereof, within ninety (90) days. Within one hundred and twenty (120) days following Landlord's receipt of the Tenant Expansion Notice, Landlord shall deliver written notice to Tenant in which Landlord shall indicate whether (i) Landlord elects to exercise the Option with respect to the Adjacent Land, construct the Expansion Project, and lease the Expansion Project to Tenant upon the terms provided in this ARTICLE 18 ("LANDLORD ACCEPTANCE") and as provided in the agreed upon plans and specifications, budget, construction/project schedule and Expansion Amendment; or (ii) Landlord elects not to acquire the Adjacent Land and construct the Expansion Project ("LANDLORD REJECTION").

         (a) Within thirty (30) days following Tenant's receipt of the Landlord Rejection, Tenant shall deliver written notice (the "TENANT DECISION NOTICE") to Landlord indicating whether Tenant elects to purchase the Project and the Option from Landlord. If Tenant elects to purchase the Project and the Option from Landlord, the sale will be consummated in accordance with SECTION
18.5. If Tenant does not elect to purchase the Project and the Option, or Tenant fails to respond to the Landlord Rejection within thirty (30) days of such Landlord Rejection, Tenant shall have no further rights with respect to the Adjacent Land.

         (b) If Landlord and Tenant are unable to agree on a form of Expansion Amendment by the Landlord Acceptance, Landlord and Tenant shall continue to negotiate in good faith to execute the Expansion Amendment consistent with
SECTION 18.4 hereof, for a period of up to sixty (60) days following the date of the Landlord Acceptance. If Landlord and Tenant are unable to agree with respect to the Expansion Amendment within sixty (60) days following the date of the Landlord Acceptance, Landlord shall be deemed to have elected the Landlord Rejection as of such last date, and Tenant shall have the rights and options provided in SECTION 18.3(A) hereof.

    18.4 EXPANSION AMENDMENT. Within sixty (60) days following the date of the Landlord Acceptance, Tenant and Landlord shall execute the Expansion Amendment setting forth the agreement of Landlord and Tenant regarding the Expansion Project as specified herein (but subject in any event to

Landlord's acquisition of the Adjacent Land pursuant to the Option Agreement). The Expansion Amendment shall contain the following terms and conditions:

         (a)  Scheduled Base Rent per annum for the Expansion Project shall be
(i) in years 1-5 of the Initial Term of the Expansion Lease, the Total Expansion Costs MULTIPLIED BY the sum of the Ten-Year Mortgage Money Rate at the beginning of the applicable lease year and three-hundred (300) basis points (the "INITIAL BASE RENT"); (ii) in years 6-10, an amount equal to 110% of the Initial Base Rent (the "STEPPED BASE RENT"); and (iii) if the Initial Term of the Expansion Lease is more than ten (10) years, in years 10 through the end of the term of the Expansion Lease, an amount equal to 110% of the most recent Stepped Base Rent, adjusted at the end of each five (5) year period. Notwithstanding the foregoing, if Scheduled Base Rent under this Lease is scheduled to increase under this Lease prior to the date for a Scheduled Base Rent increase under the Expansion Amendment, Scheduled Base Rent under the Expansion Amendment shall be increased by an amount equal to 0.167% times the number of months from substantial completion of the Expansion Project until the date of such rental increase. The term "TEN-YEAR MORTGAGE MONEY RATE" shall mean the mortgage interest rate (i.e., the amount of annual debt service, expressed as a percentage of the loan amount, that is necessary to pay interest) at the time such determination is being made associated with mortgage loans made available by one of the following institutional lenders for permanent loans from properties similar to the Expansion Project, with a maturity date of no less than ten (10) years: Metropolitan Life Insurance Company; Prudential Life Insurance Company; and The Principal Financial Group. If such mortgage interest rates at the above-named institutional lenders differ, Landlord may choose one of such interest rates. If any of such institutional lenders are not providing permanent financing for properties similar to the Expansion Project, then Landlord may substitute another comparable lender therefor. The term "TOTAL EXPANSION COSTS" shall mean all soft and hard costs incurred by Landlord in connection with the acquisition, design, construction and leasing of the Expansion Project, including, without limitation, all architectural, engineering, contractor, marketing, leasing, brokerage and legals fees and expenses, any interest expenses, tax insurance payments incurred during such construction process, the cost of landscaping and any loan or mortgage fees, and any other costs, fees or expenses incurred with such acquisition, construction and development. Amortized Improvement Repayment shall be determined based upon the special improvements required by the plans and specifications for the Expansion Project.

         (b) The Term Commencement Date for the Expansion Project under the Expansion Amendment shall be the date the Expansion Project is "Substantially Complete", as such term is defined in the Agreement Regarding Closing of even date between Tenant, Crescent and Landlord. The term of this Lease, as amended by the Expansion Amendment, shall expire on the later of (i) one-hundred-twenty
(120) full calendar months thereafter, or (ii) the expiration of this Lease. If at the time of the Expansion Amendment less than ten (10) years remain in the Initial Term of this Lease, the Initial Term of this Lease shall automatically and without further documentation be extended to be co-terminus with the Expansion Amendment. The Base Rent for such extended Initial Term of this Lease shall be determined as if such extended term were an extension term under
SECTION 2.1(B) of this Lease.

         (c) Landlord's obligations under the Expansion Amendment (and Landlord's acceptance of Tenant's Expansion Proposal under this ARTICLE 18) shall be contingent upon Landlord's acquisition of the Adjacent Land pursuant to the Option Agreement. However, at Tenant's request, Landlord will cooperate with Tenant to jointly enforce Crescent's obligation to sell the Adjacent Land pursuant to the Option Agreement, and the costs incurred by Landlord in pursuing same shall be added to the Total Expansion Costs. If an Expansion Amendment is not executed with respect to the Adjacent Land, Tenant shall reimburse Landlord within ten (10) days following Landlord's written demand therefor, for the costs incurred by Landlord in cooperating with Tenant and enforcing the Option Agreement.

    18.5 SALE TO TENANT. If Tenant elects to purchase the Project and the Option pursuant to SECTION 18.3(A), Tenant must close such purchase within forty-five (45) days following the date of such Tenant Decision Notice. The purchase price for the Project and the Option shall be the amount necessary to produce an internal rate of return to Landlord of thirteen percent (13%), calculated using an initial investment of $16,800,000 (which amount shall be adjusted on a dollar-for-dollar basis for any reductions in the purchase price which reduce Scheduled Base Rent, as provided in SECTION 4.4 hereof) and Scheduled Base Rent actually paid and collected by Landlord. Such sale to Tenant shall be an all-cash sale; the Project shall be conveyed to Tenant on an "as-is, where-is, with all faults" basis and without representations or warranties by Landlord except as to Landlord's existence and authority to convey the Project to Tenant, and free and clear of all Landlord Encumbrances; the conveyance shall be absolute and subject to no contingencies; and the Lease shall be automatically terminated as of the closing date of such conveyance. Notwithstanding the foregoing, Tenant shall have no option to so purchase the Project and the Option if a Material Event of Default or Bankruptcy Event has occurred and is continuing as of such date, or if Tenant fails to pay to Landlord the entire unpaid Amortized Improvement Repayment under this Lease as of the date of closing (in addition to the purchase price set forth in this SECTION 18.5).

    18.6 TENANT'S ADDITIONAL RIGHTS WITH RESPECT TO THE ADJACENT LAND. Notwithstanding the foregoing, if Tenant is not willing to commit to the expansion onto the Adjacent Land prior to the expiration of the Expansion Option Period, Tenant may give written notice to Landlord prior to expiration of the Expansion Option Period that Tenant has elected to exercise the Option with respect to the Adjacent Land (the "TENANT PURCHASE NOTICE"), and purchase the Adjacent Land pursuant thereto, and Landlord shall assign to Tenant and Tenant shall assume the Option Agreement effective as of the date of delivery of such written notice from Tenant to Landlord. If at any time following Tenant's acquisition of the Adjacent Land Tenant wishes to expand its activities at the Project onto the Adjacent Land, or Tenant otherwise wishes to construct improvements on the Land to be used by Tenant or its designees in conjunction with Tenant's activities at the Project, Landlord shall have the option to purchase the Adjacent Land from Tenant and provide such improvements and lease such improvements to Tenant on the terms described in this ARTICLE 18.

    18.7 INDEMNITY. Tenant shall indemnify, hold harmless, and, at Landlord's option (with such attorneys as Landlord may approve in advance and in writing), defend Landlord, Landlord's mortgagees and other lien holders, and the other Landlord Indemnified Parties, from and against any and all claims, demands, actions, causes of action, losses, costs, damages, fees and expenses incurred or asserted against, relating to, arising from or in connection with, or associated in any way with the Option, or the Option Agreement or the Adjacent Land during the period prior to Landlord's assignment of the Option or termination of the Option Agreement (including, without limitation, any amounts related to Landlord's exercise of its Option in connection with a Landlord Acceptance).

    18.8 ASSIGNMENT BY TENANT.  Notwithstanding anything set forth herein, this
ARTICLE 18 and Tenant's rights hereunder shall immediately and automatically terminate upon any assignment by Tenant under this Lease.


                          ARTICLE 19:  TRANSFERS BY LANDLORD
                          ----------------------------------

    In the event of a sale or conveyance by Landlord of the Project, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interests of Landlord in and to this Lease. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee.

                         ARTICLE 20:  FEE-IN-LIEU TRANSACTION
                         ------------------------------------

    20.1 FEE-IN-LIEU TRANSACTION. Upon Tenant's written request, and upon compliance with the conditions set forth in this ARTICLE 20, Landlord agrees that it will convey title to the Project to York County, South Carolina (the "COUNTY") in order to facilitate qualification of the Project for payment of a negotiated fee in lieu of ad valorem property taxes ("FEE-IN-LIEU TRANSACTION"), and to otherwise cooperate with Tenant in connection with such Fee-In-Lieu Transaction. Tenant agrees to pay all reasonable expenses in connection therewith (including, without limitation, any sum required to be paid for Landlord to repurchase the Project). Upon such conveyance of title by the Landlord to the County, this Lease will automatically convert to a sub-lease arrangement between Landlord and Tenant without the necessity of further amendments hereto, and this Lease shall be deemed to be modified accordingly in all aspects necessary to permit such treatment. Landlord shall remain responsible as Landlord, except that Landlord shall not be liable for actions suffered or taken by the County over which Landlord has or had no control, which actions or failure would otherwise constitute a default under this Lease.
Tenant acknowledges that any conveyance to the County to facilitate a Fee-In-Lieu Transaction will be for the sole benefit of Tenant and that all risk of loss or damage to Tenant or Landlord as a result of the Fee-In-Lieu Transaction shall be borne solely by Tenant and not by Landlord. If Landlord is unable to perform, or is delayed in performing, its obligations under this Lease because of the Fee-In-Lieu Transaction or any limitations, obligations or duties imposed on Landlord in connection therewith, Landlord's failure of performance hereunder shall not constitute a Landlord default under this Lease.

    20.2 CONDITIONS OF CONVEYANCE TO COUNTY. The following shall be conditions to Landlord conveying title to the Project to the County or otherwise participating in the Fee-In-Lieu Transaction:

         (a) No Material Event of Default or Bankruptcy Event shall have occurred and be continuing;

         (b) Tenant shall have provided to Landlord such reasonable assurances as Landlord shall require as to Landlord's right to repurchase the Project from the County for a nominal sum at any time during the term of the Lease, free and clear of any liens or encumbrances of any nature (with the exception of those liens or encumbrances existing at the time of such conveyance to the County or created by Landlord), which assurances may include, but shall not be limited to, a favorable opinion of counsel by Tenant's attorney, as well as a mortgage and security agreement, which shall be in form and content reasonably satisfactory to the County, and UCC-1 financing statement from the County to Landlord to secure the County's reconveyance obligations under the Lease between the County, as landlord, and Landlord, as tenant.

         (c) Tenant shall have paid or agreed to pay all costs, fees and expenses incurred or to be incurred by Landlord in connection with the Fee-In-Lieu Transaction including, without limitation Landlord's reasonable attorney's fees and expenses, recording fees and any additional title policy premiums (for title insurance issued at the time Landlord exercises its option to repurchase the Project or otherwise) or title search fees in connection therewith.

         (d) Tenant shall have provided to Landlord either an endorsement to the existing owner's title insurance policy of Landlord or a new policy insuring Landlord's leasehold interest, and Tenant shall further be responsible for all costs associated with Landlord obtaining owner's title insurance covering Landlord's fee simple ownership interest upon the termination of the Fee-In-Lieu Transaction.

    20.3 INDEMNITY FOR FEE-IN-LIEU TRANSACTIONS. Tenant shall indemnify, hold harmless, and, at Landlord's option (with such attorneys as Landlord may reasonably approve in advance and in writing), defend the Landlord Indemnified Parties from and against any and all Losses incurred or asserted against, relating to, arising from or in connection with, or associated in any way with the Fee-in-Lieu Transaction, but excluding amounts incurred by Landlord and which result primarily from (a) a violation by Landlord of the first sentence of
SECTION 20.4 of this Lease, or (b) the wrongful actions of Landlord or any subsequent owner or tenant of the Project after the Lease Term (but excluding Landlord's exercise of its repurchase option thereunder); the provisions of this indemnity and hold harmless shall survive expiration or termination of this Lease.

    20.4 LANDLORD'S RIGHT TO REPURCHASE. Landlord agrees that it will not during the Lease Term exercise its option to repurchase the Project pursuant to the lease agreement to be entered into between Landlord and the County evidencing the Fee-in-Lieu Transaction without the prior written consent of Tenant unless such repurchase is necessary, in Landlord's reasonable judgment, to protect Landlord's investment in the Project, and Landlord shall indemnify and hold harmless Tenant from any Tax Increase suffered by Tenant during the remainder of the Lease Term and resulting directly and solely from Landlord's repurchase of the Project in violation of the foregoing clause. Landlord shall notify Tenant of its intent to so repurchase prior to the consummation of such repurchase by Landlord. For purposes of this SECTION 20.4, "TAX INCREASE" shall equal the amount by which ordinary and customary ad valorem real and personal property taxes with respect to the Project exceed the total amount of any Fee-In-Lieu Transaction payments and ad valorem real and personal property taxes payable by Tenant pursuant to a Fee-In-Lieu Transaction with the County with respect to the Project, adjusted to give effect to any credits or abatement relief available to Tenant with respect to the Project.


                              ARTICLE 21:  MISCELLANEOUS
                             ---------------------------

    21.1 LIMITATION. Tenant shall look solely to Landlord's interest in the Project for recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if it is a corporation, its directors, officers or shareholders, or if Landlord is a trust, its trustees, officers and employees, or if Landlord is a limited liability company or other entity, its members or managers or owners, shall never be personally liable for any such judgment. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project. Tenant acknowledges that no trustee, shareholder, officer, employee or agent of Landlord shall be held for any personal liability, jointly or severally, for any obligation of or claim against Landlord.

    21.2 QUIET ENJOYMENT. Landlord represents that it has full right and authority to enter into this Lease and that Tenant, upon paying the Rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Project for the Term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

    21.3 WAIVER. No waiver of any provision of this Lease shall be implied by
(a) any failure of either party to insist in any instance on the strict keeping, observance or performance of any covenant or agreement contained in this Lease or to exercise any election contained in this Lease, or (b) any failure of either party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by either party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease

Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the Project, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waiver or affect said notice, suit or judgment.

    21.4 NOTICES. Each provision of this Lease or of any Governmental Requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

         (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith, but Landlord shall in any event maintain at all times during the Lease Term wire transfer instructions for payments of Rent under this Lease. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

         (b) All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to be effective and received (i) if by hand delivery, telex, telecopy or other facsimile transmission, on the day and at the time on which delivered to such party at the address or fax numbers specified in the Basic Lease Information; (ii) if by mail, on the second business day following the day upon which it is deposited, postage prepaid, in the United States, registered or certified mail, return receipt requested, addressed to such party at the address specified in the Basic Lease Information; or (iii) if by Federal Express or other reputable express mail service, on the next business day following the delivery to such express mail service, addressed to such party at the address set forth in the Basic Lease Information. Any party may change its address for purposes of this Lease by giving fifteen (15) days written notice of such change to the other parties pursuant to this SECTION 21.4.

    21.5 ATTORNEYS' FEES. In the event of any litigation or arbitration proceeding between the parties with respect to this Lease, then all costs and expenses including, without limitation, all reasonable professional fees such as appraisers', accountants' and attorneys' fees, incurred by the prevailing party therein shall be paid or reimbursed by the other party.

    21.6 SUCCESSORS AND ASSIGNS. Subject to ARTICLE 19 hereof, this Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment may be approved by Landlord hereunder, Tenant's assigns.

    21.7 FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strike, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

    21.8 REFERENCE. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

    21.9 TIME OF THE ESSENCE. Time is of the essence regarding this Lease and all of its provisions.

    21.10 GOVERNING LAW. This Lease shall in all respects be governed by the laws of the State of South Carolina.

    21.11 INTEGRATION. This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. All references to this Lease shall include all exhibits attached hereto.

    21.12 MODIFICATIONS. This Lease may not be modified except by a written instrument by the parties hereto.

    21.13 SEVERABILITY. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

    21.14 COUNTERPARTS. This Lease may be executed on one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one agreement.

    21.15 WAIVER OF CERTAIN DAMAGES. Except with respect to Tenant's obligations under SECTION 3.6. hereof, in no event shall either Landlord or Tenant be liable to the other for any punitive, exemplary or consequential damages, and each of Landlord and Tenant hereby waives and releases any right or claim such party may have to same.

    21.16 DAYS. All references in this Lease (but excluding ARTICLE 16 hereof) to less than "ten (10) days" shall mean business days. All references in the Lease to "month" or "months" shall be deemed to include the actual number of days in such actual month or months.

    21.17 LEASE EFFECTIVE DATE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation or option for lease, and it is not effective as a lease or otherwise until execution by Landlord and Tenant.

    21.18 MEMORANDUM OF LEASE. Concurrently with the execution of this Lease, Landlord and Tenant shall execute a Memorandum of Lease in the form attached hereto as EXHIBIT F, and Tenant may record such Memorandum of Lease in the Office of the Clerk of Court or the Register of Deeds, as applicable, for York County, South Carolina.

    21.19 CAPTIONS. The captions of articles, sections and subsections herein are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such articles, sections and subsections.

    21.20 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease are joint and several.

    21.21 SUBMISSION OF LEASE. Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

    21.22 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only CB Commercial Real Estate Group, Inc., and David Orr (together, the "BROKERS") and that they know of no real estate broker or agent (including any Broker) who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent.

    21.23 CONFIDENTIALITY. Landlord agrees to use reasonable efforts to avoid disclosure by Landlord of Tenant's proprietary processes and operations at the Project or Tenant's financial information, except such information as is generally available to the public, and specifically excluding the plans and specifications for the Project or any improvements or alterations thereto, although the foregoing shall not restrict Landlord from disclosing such information with the prior written consent of Tenant, (a) upon the order or any official request of or pursuant to the rules and regulations of any Governmental Authority, or (b) as otherwise required by law; provided, however, that Landlord may disclose such financial information to prospective purchasers and lenders so long as such prospective purchasers and lenders agree to generally adhere to the same confidentiality standards.

    21.24 ALTERNATE DISPUTE REGULATION. Notwithstanding anything set forth herein to the contrary, if a dispute, controversy or claim (whether based upon contract, tort, statute, common law or otherwise) (collectively, a "DISPUTE") arises from or relates directly or indirectly to the subject matter of this Lease, and if the Dispute cannot be settled through direct discussions, the parties shall first endeavor to resolve the Dispute by participating in a mediation administered by the American Arbitration Association (the "AAA") under its Commercial Mediation Rules before resorting to arbitration. Thereafter, any unresolved Dispute shall be settled by binding arbitration administered by the AAA in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator, after the review rights set forth below have been exhausted, may be entered in any court having jurisdiction. The arbitration proceedings shall be conducted in Charlotte, North Carolina, on an expedited basis before a neutral arbitrator who is a member of the Bar of the State of South Carolina, and has been actively engaged in the practice of law for at least fifteen (15) years, specializing in commercial transactions with substantial experience in the subject matter of this Lease. Any attorney who serves as an arbitrator shall be compensated at a rate equal to his or her current regular hourly billing rate unless the AAA is able to arrange with the parties and the arbitrator to agree otherwise. Upon the request of either party, the arbitrator's award shall include findings of fact and conclusions of law provided that such findings may be in summary form. Either party may seek review of the arbitrator's award before an arbitration review panel comprised of three (3) arbitrators qualified in the same manner as the initial arbitrator (as set forth above) by submitting a written request to the AAA. The right of review shall be deemed waived unless requested in writing within ten (10) days of the delivery of the initial arbitrator's award. The arbitration review panel shall be entitled to review all findings of fact and conclusions of law in whatever manner it deems appropriate and may modify the award of the initial arbitrator in its discretion. Unless otherwise deemed appropriate by the arbitrator(s), the prevailing party shall be entitled to an award of all reasonable out-of-pocket costs and expenses (including attorneys' and arbitrators' fees) related to the entire arbitration proceeding (including review if applicable).

    21.25 CONTRACTORS' WARRANTIES AND GUARANTIES. Notwithstanding anything to the contrary set forth in that certain Build-to-Suit Purchase Agreement dated as of October 14, 1997, between Crescent Resources, Inc., as seller, and Tenant, as purchaser, during the Term, Tenant may unilaterally exercise its rights under any and all warranties, guaranties and bonds issued in connection with construction of the

Project, provided that Tenant must give Landlord at least ten (10) business days' notice before Tenant commences any legal action or proceeding to enforce such rights. The foregoing shall not prohibit Landlord from participating in any action or proceeding brought by Tenant to enforce such rights.

    IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.




LANDLORD:
                                       TENANT:
MIT UNSECURED, L.P.,                   LEINER HEALTH PRODUCTS INC.,
a California limited partnership       a Delaware corporation

By: MIT UNSECURED, INC.,               By: /s/
    a California corporation,             --------------------------------
    the general partner                Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------

    By: /s/
       ------------------------
       Timothy B. Keith,
       Vice President

                                      EXHIBIT A
                                      ---------

                            Legal Description of the Land
                                    and Easements

                                      EXHIBIT B
                                      ---------

                     General Outline of the Building and Project

                                      EXHIBIT C
                                      ---------

                        Legal Description of the Adjacent Land
                                     and Easement

                                      EXHIBIT D
                                      ---------

                                Rules and Regulations

                                RULES AND REGULATIONS


    1. Tenant shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

    2. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

    3.   Tenant assumes all risks from theft or vandalism.

    4. Except for designated truck parking and truck loading areas, parking areas shall be used only for daily parking of vehicles.

    5. The routine maintenance (i.e., except in the event of an emergency or if a vehicle is disabled or unsafe), washing, waxing or cleaning of passenger vehicles in the parking structure or Common Area is prohibited.

                                      EXHIBIT E
                                      ---------

                        FORM OF TENANT'S ESTOPPEL CERTIFICATE


    The undersigned as Tenant under that certain Net Lease (the "LEASE") made and entered into as of ________________, 19___, and between MIT Unsecured, L.P., a California limited partnership, as Landlord, and the undersigned as Tenant, for the Project located at _____________________________, certifies as follows:

    1. Attached hereto as EXHIBIT A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in EXHIBIT A represent the entire agreement between the parties as to the Project.

    2. The undersigned has commenced occupancy of the Project described in the Lease, and currently occupies the Project.

    3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in EXHIBIT A.

    4. Tenant has not transferred, assigned, or sublet any portion of the Project nor entered into any license or concession agreements with respect thereto except as follows:

    5. The Lease Term expires on ___________________. Tenant has not exercised any right to extend for any Extension Term except as follows:
______________________________________.

    6. All conditions to Tenant's obligation to perform under the Lease have been satisfied and, to the best knowledge of the undersigned, Landlord is not in default thereunder.

    7. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

    8. The undersigned has not exercised any of its rights under ARTICLE 17 or ARTICLE 18 of the Lease except as follows:
___________________________________________.

    9. All monthly installments of Base Rent have been paid when due through ____________________. The current monthly installment of Scheduled Base Rent is $________________.

    10. The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the Project, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of the Project.

    11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Project is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

    Executed at _______________ on the _____ day of _____________, 19___.



                                  "Tenant"

                                  LEINER HEALTH PRODUCTS INC.,
                                  a Delaware corporation


                                  By:______________________________________
                                       Its:________________________________

                                      EXHIBIT F
                                      ---------

                             FORM OF MEMORANDUM OF LEASE

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Leiner Health Products Inc.
901 East 233rd Street
Carson, California 90745-6204
Attn: Senior Vice President of Operations

--------------------------------------------------------------------------------

                                 MEMORANDUM OF LEASE
                                 -------------------

    THIS MEMORANDUM OF LEASE (this "MEMORANDUM") is entered into as of ______________, ____, by and between MIT UNSECURED, L.P., a California limited partnership ("LANDLORD"), and LEINER HEALTH PRODUCTS INC., a Delaware corporation ("TENANT").

    1. TERMS AND PROVISIONS. Landlord leases to Tenant, and Tenant leases from Landlord, certain premises (the "PROJECT") to be located on the real property (the "LAND") described on EXHIBIT A attached hereto on the provisions of that certain Net Lease between the parties hereto, dated of even date (the "LEASE"). The provisions of the Lease are incorporated herein.

    2. TERM. The initial term of the Lease is fifteen (15) years. Tenant also has two (2) options to extend the Lease for a period of five (5) years each.

    3. PROVISIONS BINDING ON PARTIES. The provisions of the Lease to be performed by Landlord or Tenant, whether affirmative or negative in nature, are intended to and shall bind or benefit the respective parties and their assigns or successors, as applicable, at all times.

    4. LIEN FOR RENT. The Lease includes a provision wherein Tenant has granted to Landlord a lien and security interest in Tenant's property (together with the proceeds from the disposition of those items) as security for payment of all Rent and other sums agreed to be paid by Tenant in the Lease. This lien and security interest is subordinate to any security interest or conditional sales contract in favor of a third party not an affiliate of Tenant.

    5. RIGHT OF FIRST OFFER AND EXPANSION RIGHTS. The Lease includes a right of first offer in favor of Tenant and certain provisions regarding Tenant's expansion into adjacent land upon which Landlord has an option, which provisions may result in (among other things) an amendment of the Lease to cover the expansion project or Tenant's purchase of the Project.

                         THIS AGREEMENT IS SUBJECT TO BINDING
             ARBITRATION PURSUANT TO S. C. CODE Section 15-48-10 ET SEQ.,
                            AS AMENDED FROM TIME TO TIME.

    6. PURPOSE OF MEMORANDUM OF LEASE. This Memorandum is prepared solely for purposes of recordation, and in no way modifies the provisions of the Lease.


                                  "Landlord"

Witnesses:                        MIT UNSECURED, L.P.,
                                  a California limited partnership,

_________________________         By:  MIT UNSECURED, INC.,
                                       a California corporation,
_________________________              the general partner


                                       By:
                                            Timothy B. Keith,
                                            Vice President


                                  "Tenant"

                                  LEINER HEALTH PRODUCTS INC.,
                                  a Delaware corporation


Witnesses:                             By:_______________________________
_________________________              Name:_____________________________
                                       Title:____________________________

_________________________

STATE OF __________________________)
                                  ) ss.
COUNTY OF _________________________)

    On _______________________, before me, _______________________, a Notary
Public in and for said state, personally appeared TIMOTHY B. KEITH, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.


                                       ----------------------------------------
                                       Notary Public in and for said State




STATE OF __________________________)
                                  ) ss.
COUNTY OF _________________________)

    On _______________________, before me, _______________________, a Notary
Public in and for said state, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.


                                       ----------------------------------------
                                       Notary Public in and for said State

                                      EXHIBIT A
                                      ---------
                                          to
                             FORM OF MEMORANDUM OF LEASE



                               DESCRIPTION OF THE LAND
                                     AND EASEMENT

                                      EXHIBIT G
                                      ---------

                               [Intentionally Deleted]

                                      EXHIBIT H
                                      ---------

                      SPECIAL IMPROVEMENTS AMORTIZATION SCHEDULE

Exhibit H
Special Improvements Amortization Schedule

Subject to any adjustments to the beginning balance per Section 4.4, the unamortized principal balance to the Amortized Improvement Repayment shall be as follows for each month after receipt of Base Rent due through the first of that month. To the extent the beginning Amortized Improvement Repayment balance is reduced below $4,825,000 pursuant to Paragraph 4.4, then each balance in the schedule below shall be reduced by multiplying each figure by the ratio of the adjusted beginning balance to $4,825,000.

--------  ------------  -------  -------------  -------  -------------  -------  --------------
           Unamortized            Unamortized             Unamortized             Unamortized
  Month      Balance     Month      Balance      Month      Balance      Month      Balance
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   1      $4,775,143      46      $4,117,294      91       $3,180,833     136      $1,847,763
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   2       4,762,906      47       4,099,874      92        3,156,035     137         1812463
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   3       4,750,572      48       4,082,317      93        3,131,042     138         1776885
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   4       4,738,141      49       4,064,621      94        3,105,853     139         1741027
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   5       4,725,613      50       4,046,786      95        3,080,464     140         1704886
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   6       4,712,985      51       4,028,811      96        3,054,876     141         1668461
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   7       4,700,258      52       4,010,694      97        3,029,086     142         1631748
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   8       4,687,431      53       3,992,434      98        3,003,093     143         1594747
--------  ------------  -------  -------------  -------  -------------  -------  --------------
   9       4,674,503      54       3,974,031      99        2,976,895     144         1557453
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  10       4,661,473      55       3,955,482     100        2,950,491     145         1519866
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  11       4,648,340      56       3,936,787     101        2,923,878     146         1481983
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  12       4,635,104      57       3,917,945     102        2,897,056     147         1443802
--------  ------------  -------  -------------  -------  -------------  -------  --------------


--------  ------------  -------  -------------  -------  -------------  -------  --------------
  13       4,621,763      58       3,898,955     103        2,870,023     148         1405319
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  14       4,608,318      59       3,879,815     104        2,842,777     149         1366534
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  15       4,594,766      60       3,860,524     105        2,815,316     150         1327443
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  16       4,581,108      61       3,841,081     106        2,787,639     151         1288044
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  17       4,567,342      62       3,821,485     107        2,759,743     152         1248334
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  18       4,553,468      63       3,801,735     108        2,731,628     153         1208312
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  19       4,539,484      64       3,781,829     109        2,703,292     154         1167974
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  20       4,525,390      65       3,761,766     110        2,674,732     155         1127319
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  21       4,511,185      66       3,741,545     111        2,645,947     156         1086343
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  22       4,496,869      67       3,721,165     112        2,616,936     157         1045045
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  23       4,482,439      68       3,700,624     113        2,587,696     158         1003421
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  24       4,467,896      69       3,679,922     114        2,558,225     159          961469
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  25       4,453,238      70       3,659,056     115        2,528,522     160          919187
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  26       4,438,465      71       3,638,026     116        2,498,586     161          876571
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  27       4,423,575      72       3,616,830     117        2,468,413     162          833620
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  28       4,408,568      73       3,595,467     118        2,438,003     163          790330
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  29       4,393,443      74       3,573,936     119        2,407,353     164          746700
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  30       4,378,199      75       3,552,236     120        2,376,462     165          702726
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  31       4,362,834      76       3,530,364     121        2,345,327     166          658405
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  32       4,347,349      77       3,508,320     122        2,313,947     167          613735
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  33       4,331,741      78       3,486,103     123        2,282,320     168          568713
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  34       4,316,011      79       3,463,710     124        2,250,444     169          523337
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  35       4,300,156      80       3,441,141     125        2,218,317     170          477603
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  36       4,284,177      81       3,418,394     126        2,185,936     171          431508
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  37       4,268,072      82       3,395,468     127        2,153,300     172          385051
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  38       4,251,840      83       3,372,362     128        2,120,408     173          338227
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  39       4,235,480      84       3,349,073     129        2,087,256     174          291035
--------  ------------  -------  -------------  -------  -------------  -------  --------------



--------  ------------  -------  -------------  -------  -------------  -------  --------------
  40       4,218,991      85       3,325,601     130        2,053,843     175          243471
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  41       4,202,372      86       3,301,944     131        2,020,166     176          195532
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  42       4,185,622      87       3,278,100     132        1,986,225     177          147215
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  43       4,168,741      88       3,254,069     133        1,952,016     178           98518
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  44       4,151,726      89       3,229,848     134        1,917,537     179           49437
--------  ------------  -------  -------------  -------  -------------  -------  --------------
  45       4,134,578      90       3,205,437     135        1,882,787     180              nm
--------  ------------  -------  -------------  -------  -------------  -------  --------------

                                      EXHIBIT I
                                      ---------

                                NON-OFFICE MEZZANINES